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                                       BP

                     BOSTON PARTNERS ASSET MANAGEMENT, L.P.
                     ======================================

                                BOSTON PARTNERS
                                   LARGE CAP
                                   VALUE FUND

                                BOSTON PARTNERS
                                     MID CAP
                                   VALUE FUND

                                BOSTON PARTNERS
                                   MICRO CAP
                                   VALUE FUND

                                BOSTON PARTNERS
                              MARKET NEUTRAL FUND

                                BOSTON PARTNERS
                                   BOND FUND

                               Semi-Annual Report
                               February 28, 1999

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                           PORTFOLIO MANAGER'S LETTER



February 28, 1999

Dear Shareholder:

     1998 and the first two months of 1999 have provided very disappointing investment results for value managers and Boston Partners shared in this disappointment. In order to communicate some of the issues behind these results, we thought it best to make a list of questions we have been asked by shareholders, consultants, and ourselves concerning performance.

     We hope that these questions and answers will serve as an initial step in the discussions about recent performance in your portfolio, the expectations we have for the future, and why we feel confident in our ability to meet these expectations.

"WHY  DID  VALUE  MANAGERS  UNDERPERFORM  THE S&P 500  INDEX  OVER  THE LAST SIX
MONTHS?"

     The S&P 500 Index ("S&P 500") continues to be heavily influenced by large cap growth stocks and as such, the index was a very difficult benchmark for value managers to beat. Similar to a period in the early 1970's, value stocks severely lagged as investors chose to invest in the perceived safety of mega-cap growth stocks whose earnings were growing at a premium to the market. Because these mega-cap growth stocks were such a large percentage of the S&P 500 in 1998 and continue to be in 1999, they influenced its return more than at any other time in history. The persistent underperformance of the value style and a narrowness of performance in a small number of mega-sized companies created both a growth style and capitalization bias.

"WHAT DO YOU MEAN BY NARROWNESS OF THE MARKET PERFORMANCE?"

     Narrowness refers to the small number of companies that led the market in its 1998 and 1999 advance. Of all the companies in the Russell 1000 Value Index, the 20 largest contributors accounted for 73% of the return. Over the previous three years, this figure averaged 35%. Also indicative of the lack of breadth in the large cap value universe is the median return of the Russell 1000 Value Index of 2.32%. In the broader market, the return of the average NYSE stock was negative 6%.

"COULD YOU BE MORE SPECIFIC, AND GIVE SOME DETAIL?"

     We estimate that a value style, defined as low Price to Earnings (P/E) and low Price to Book (P/B), accounted for approximately one-half of our shortfall vs. the S&P 500 (measured simply by the difference between the S&P 500 and the Russell 1000 Value Index). The difference between our lower market capitalization and that of the relevant indexes contributed approximately one-quarter of the shortfall. Finally, poor stock selection contributed to the remaining quarter.

"COULD YOU BE SPECIFIC ABOUT SOME OF THE PROBLEMS OF STOCK SELECTION IN 1998 AND EARLY 1999?"

     Throughout 1998 and into 1999, companies with positive business momentum were selling at historically high levels. In our research process we were able to identify companies that were undergoing changes which we thought would create business momentum. Most of the companies we uncovered were undertaking corporate restructurings as a way to create this business momentum and strengthen earnings. Since some of the restructurings were taking place in commodities businesses, the low level of inflation and lack of purchasing power made the success of the restructurings only marginal at best. Other companies, such as Venator (Woolworth), never achieved success. Another example of poor stock selection that affected our performance this year was Northrop Grumman. Northrop Grumman was on track to merge with Lockheed Martin during the first quarter of '98, a merger that would have been accretive to earnings. However, anti-trust concerns in the 11th hour of the merger caused the deal to fall apart, and the stock tumbled. A significant position at the time, Northrop Grumman was one of the biggest detractors of the year.

"WHY DO YOU BELIEVE GROWTH AND SIZE DID SO EXTRAORDINARILY WELL OVER THE PAST SIX MONTHS?"

     Experience has shown that it is always easier to explain the past than it is to forecast the future. In looking back over the last six months, many of the companies that performed well had excellent brandname recognition around the world, were very liquid stocks, and, in general, had good financial profiles. In times of economic uncertainty many investors choose to pay substantial premiums for these characteristics. With political problems here in the U.S., and economic problems in Asia, the emerging markets, and much of Europe, 1998 and early 1999 were clearly a period of uncertainty. With a move to indexing, money flowing into these stocks has also increased, further lifting their prices.

"WHY DID YOU UNDERPERFORM YOUR COMPETITORS?"

     Although it is impossible to know with certainty how our competitors structured their portfolios in 1998, we believe that the primary reason for underperformance was our unwillingness to stray from our value discipline. A preliminary year-end comparison versus other value managers shows our portfolios to have stronger value characteristics, i.e., lower average weighted P/E's, P/B's and Price to Sales. This adherence to value, coupled with a lower average weighted market capitalization was a significant reason for lagging the competition. We believe that the same reason should provide a recipe for success when the events of 1998 and early 1999 return to some normalcy.

"HAVE YOU CHANGED ANYTHING ABOUT YOUR INVESTMENT PROCESS IN THE LAST YEAR?"

     We have not changed course either in our value orientation, our emphasis on fundamental analysis, or our belief in the benefits of diversification. We continue to believe that the fundamental premises upon which our investment philosophy has been built remain sound. It is a regular routine of ours, however, to review the process by which we execute this philosophy, irrespective of near term performance.

     Given the heightened volatility of the markets as well as the dramatically changed complexion of our benchmarks, we have increased the frequency with which we review the risk profile of our large capitalization equity product versus both the S&P 500 and the Russell 1000 Value Indexes. On a weekly basis we review the sources of risk relative to both indexes not only from a sector and stock specific over/underweight position, but also with respect to non-industry factors such as Beta, capitalization, earnings volatility, etc. Included in our analysis is performance attribution of our portfolios by both market capitalization and price/earnings deciles.

     In terms of personnel, we hired two new fundamental analysts within the last twelve months and will likely hire two more in 1999. We have had no departures of investment professionals since our inception.

"WHAT ABOUT THE FUTURE? WHY WON'T THE THINGS YOU HAVE OUTLINED CONTINUE IN 1999 AS THEY DID IN 1998?"

     We would like to answer this in three parts. First, it is always difficult to predict when particular styles of investing will shift in and out of favor. We do believe, however, that value investing is a winning strategy over the long term. Therefore, while it is certainly possible that 1999 may be a year in which growth again beats value, we are firmly committed to our discipline of buying what we believe are undervalued securities with prospects for appreciation.

     Second, while it is difficult to time the performance of various capitalization segments, it is our opinion that today there exists the widest dispersion in the past thirty years between the largest 20% of the market and the remaining 80%. We believe this valuation spread to be unsustainable over the long term. This would mean that value exists not in the mega-cap companies, but in the large to mid-cap companies.

     Third, in regards to stock selection, we will continue to employ a disciplined sell process whereby we exit securities that we believe to be overvalued. While this strategy worked against us in 1998 (Merck, Wal-Mart, Bristol-Myers), we think it could be dangerous and imprudent to assume that expensive stocks will continue to appreciate. As we re-deploy capital from overvalued securities we will be disciplined in our assessments of the catalyst required to unlock intrinsic value. Moreover, in the face of an activist Administration, we increasingly weigh the potential impact to our portfolio from political/regulatory risks, e.g., Northrop Grumman.

"IS VALUE INVESTING ALIVE AND WELL?"

     Absolutely. The reason we believe value investing produces superior long-run returns is complex and not easily explained in a few sentences. But at its core is the notion that a value strategy takes advantage of what has been termed the "status-quo bias" of investors. This refers to investors' tendency to look at a company's recent financial and share price trends and extrapolate them far into the future. In so doing, they overpay for strong current trends and underpay for recent disappointments. History has shown, however, that only a relatively small percentage of stocks can sustain high growth rates in sales and earnings for long periods of time and the penalty inflicted on "fallen growth stocks" is typically severe. In the meantime, the managements of companies producing less than acceptable returns are under intense pressure to "fix" their problems or find themselves out of a job. As these problems are addressed, investor confidence is restored and share price performance improves.

     We think this status-quo bias was taken to unprecedented extremes over the past six months. In the face of a slowing profit growth environment and lingering concerns about Asian and Latin American economies, investors flocked in droves to the perceived security of the mega-capitalization growth stocks, driving them to valuation levels that are in most cases well beyond even those seen in the "Nifty-Fifty" era of the early 1970's.

     Some believe that value investing has no future, and that these richly valued growth stocks can universally sustain double-digit sales and earnings growth well into the next decade and that the interest rate environment will remain benign for years to come. We're skeptical of this scenario.

     Some of the market's darlings of 1998 may navigate their way through the uncertain times ahead and continue to reward their shareholders, but many may disappoint as well. Given what we believe to be their lofty current valuations, their fall from grace is apt to be very painful for investors. We believe it is far more prudent to invest in those companies that are in our opinion sensibly priced, possess a strong business franchise and are taking the necessary steps to enhance their earnings potential.

     In summary, not only do we believe that value investing is alive and well, we believe that its exceptionally poor relative performance in 1998 and early 1999 could nonetheless set the stage for a very rewarding period ahead.

     At February 28, 1999, the Large Cap Value Fund's Institutional Shares and the Large Cap Value Fund's Investor Shares Net Asset Value performance was as follows:

                          SIX MONTHS ENDING  SINCE INCEPTION* THROUGH
                          FEBRUARY 28, 1999      FEBRUARY 28, 1999
                             (UNAUDITED)            (UNAUDITED)
                          -----------------  ------------------------
Large Cap Value Fund
   Institutional Shares        10.70%                10.41%
S&P 500 Index(1)               30.28%                28.93%
Large Cap Value Fund
   Investor Shares             10.62%                 9.46%
S&P 500 Index(1)               30.28%                26.67%

   * Large Cap Value Fund Institutional Shares Inception Date - January 2, 1997
   * Large Cap Value Fund Investor Shares Inception Date - January 16, 1997

(1) The S&P 500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of the Standard and Poor's Corporation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling BOSTON PARTNERS ASSET MANAGEMENT, L.
P. AT 1-888-261-4073.

WHAT ABOUT THE MID CAP VALUE FUND AND THE MICRO CAP VALUE FUND?

     Mid cap stocks have excelled in the last six months as the Russell 2500 Index moved up 17.27% for the period. When The Federal Reserve eased interest rates on October 15th, the added liquidity precipitated by the cut brought investors back into the smaller end of the market where tremendous value could be found. The last six months has also brought a change of investment style preference in the mid cap arena. In the fourth quarter and into 1999, the growth investment style surpassed value, which had been winning in previous quarters.

     There were no major changes to the portfolio composition of the Mid Cap Value Fund. There were slight increases in Capital Goods, Energy, and Technology. Consumer Durables and Healthcare decreased. As Boston Partners follows a bottom up investment process, sector weightings are regulated by internal guidelines, which insure that the portfolio is diversified. However, sector weightings are not dictated by top-down analysis, as we do not attempt to predict the market's movements. Sector weights fluctuated as a residual of our individual stock selection process. The portfolio's strongest sectors were Capital Goods, Consumer Durables, Consumer Services, Health Care, and Technology. Energy and Utilities, strong sectors during the third quarter, were weaker during the fourth quarter. Considerable gains came from the following holdings:

     BJ'S WHOLESALE CLUB ("BJ's") was a strong contributor for the six months ending February 28, 1999. The company is the nation's third largest membership warehouse club selling food goods (60% of sales), as well as general merchandise. BJ's continues to sell at a deep discount on a price to earnings basis to its competitors. We feel this discount is not justified by the fundamentals. BJ's continues to expand its store base at a 10% annual rate, with 10 new stores currently planned in 1999. BJ's is less cyclically exposed, with 65% of all sales coming from food merchandise, which could bode well for them should the US economy slow in 1999. Finally, management continues to use free cash to buy back stock which is accretive to earning.

     In Health Care, IVAX CORPORATION proved to be a strong holding in the fund. Ivax Corporation is a pharmaceutical company specializing in generic pharmaceuticals, respiratory, and oncology. The company's proprietary products include Paxene, a cancer treatment, and the Easi-Breathe inhaler. The company, which once included a chemicals business, now concentrates solely on pharmaceuticals.

     Detractors from the portfolio's performance include PITTSTON BRINKS GROUP in the Capital Goods sector. The company provides armored car services, currency and deposit processing, ATM servicing and air courier services worldwide. Additionally, Brinks Home Security installs, maintains and monitors electronic home security systems in the US and Canada. Although the company's returns for the period were negative, we believe that the company is strong fundamentally, sells at a discount to its peers, and has strong organic growth.

     At February 28, 1999, the Mid Cap Value Fund's Institutional Shares and the Mid Cap Value Fund's Investor Shares Net Asset Value performance was as follows:

                         SIX MONTHS ENDING   SINCE INCEPTION* THROUGH
                         FEBRUARY 28, 1999       FEBRUARY 28, 1999
                            (UNAUDITED)             (UNAUDITED)
                         -----------------   ------------------------
Mid Cap Value Fund
   Institutional Shares          10.00%                  3.23%
Russell 2500 Index(1)            17.27%                  5.03%
Mid Cap Value Fund
   Investor Shares                9.88%                  3.14%
Russell 2500 Index(1)            17.27%                  5.03%

   * Mid Cap Value Fund Institutional and Investor Shares Inception Date - June 2, 1997

 (1) The Russell 2500 Index is an unmanaged index (with no defined investment objective) of common stocks, includes reinvestment of dividends, and is a registered trademark of the Frank Russell Corporation.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling BOSTON PARTNERS ASSET MANAGEMENT, L.
P. AT 1-888-261-4073.

MICRO CAP VALUE FUND

     The micro cap stocks that were struggling alongside the small and mid cap securities for much of the last six months continue to struggle. The Federal Reserve's easing of interest rates in October created added liquidity, which flowed into the smaller capitalization stocks that had been previously neglected, but their advances have been short-lived. As in the larger capitalizations, the stocks that prompted the most interest were the technology growth stocks. As measured by the Russell 2000 Value Index and the Russell 2000 Growth Index, the smaller capitalizations reversed their prior trend; growth-style investing beat value-style investing in the fourth quarter and continues so far in 1999. The Russell 2000 Growth Index returned 29.28% for the quarter, while the Russell 2000 Value Index returned 4.93%, a difference of 2,435 basis points. The CRSP 9-10, our micro cap benchmark, returned 17.80% for the six month period.

     The Boston Partners Micro Cap Value Fund was overweighted in the Finance and Consumer Services sector as compared with the CRSP 9-10 Index. The fund was underweighted in Health Care and Technology, as there was less value in these sectors. The Health Care and Technology Sectors, which combined totaled 33.03% of the CRSP 9-10 Index, were very strong contributors to the benchmark's return. The technology sector in particular, returning 32.61% (CRSP 9-10 Index) for the quarter, illustrates what we believe to be the large gap in valuation between the growth technology stocks, and the overall micro cap environment. Our underweighting in these growth-driven sectors hurt our performance in comparison to the benchmark. One of the fund's greatest weightings, Finance, returned well above the benchmark's Finance return with a 430 basis points difference. The fund's returns in the Transportation, Consumer Durables, Energy, Capital Goods, Basics and Utilities were also above the benchmark's returns for these sectors.

     The fund continues to closely follow Boston Partners' value investing process that selects companies believed to be undervalued with good business fundamentals and a catalyst for change. A previous contributor to the portfolio includes Group 1 Automotive.

     Group 1 Automotive, a company the fund has held since inception, was the second greatest contributor for the quarter. Group 1 Automotive, a consolidator of car dealership businesses, currently owns over 60 dealerships in 6 states. We think the company has strong fundamentals and continues to grow through acquisitions of large dealer groups. The company, which went public in October of 1997, was initially hit hard by the market, but now seems to have gained its footing. With a positive earnings surprise in October of 1998, analysts at that time put a "buy" recommendation on the stock. The stock reached our target price and was sold.

     At February 28, 1999, the Micro Cap Value Fund's Institutional Shares and the Micro Cap Value Fund's Investor Shares Net Asset Value performance was as follows:

                              SIX MONTHS ENDING     SINCE INCEPTION* THROUGH
                              FEBRUARY 28, 1999         FEBRUARY 28, 1999
                                 (UNAUDITED)               (UNAUDITED)
                              -----------------     ------------------------
Micro Cap Value Fund
   Institutional Shares                0.25%                (23.61)%
CRSP 9-10 Index                       17.80%                (13.05)%
Micro Cap Value Fund
   Investor Shares                     0.13%                (23.61)%
CRSP 9-10 Index                       17.80%                (13.05)%

   * Micro Cap Value Fund Institutional and Investor Shares Inception Date - July 1, 1998.

 (1) The CRSP 9-10 Index represents the bottom two deciles of stocks in the CRSP Universe. This universe includes all of the common U.S. stocks traded on the NYSE, and the NASDAQ-Amex National Market System, with limited partnerships excluded. The size cutoffs are determined by ranking all NYSE stocks by market cap (with shares outstanding provided by Interactive Data Corporation), forming deciles, and then adding the issues that fit the size ranges from other exchanges. CRSP, the Center for Research in Securities Prices, is affiliated with the University of Chicago.

Micro Cap Companies, as defined by our product, are those with a market capitalization of less than $500 million. These companies tend to be new, in early development, or in transition. Usually, micro caps are rapidly evolving, generating a new product or service, or taking advantage of a new market.
However, returns may be inconsistent and may fluctuate widely over the short-term, and small stock valuations tend to be more sensitive to market psychology. As a result, an investment in Boston Partners Micro Cap Value Fund should only be a part of a carefully diversified portfolio.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling BOSTON PARTNERS ASSET MANAGEMENT, L.
P. AT 1-888-261-4073.

YOU JUST STARTED THE BOSTON PARTNERS MARKET NEUTRAL FUND. HOW HAS IT PERFORMED?

     Our Market Neutral Fund started November 17, 1998, in the wake of this volatile market that hasn't been kind to value managers. The fund aims to produce 15% annualized returns over a four year market cycle independent of market direction. In order to achieve this goal in a market neutral fashion, we attempt to minimize the portfolio's beta (market sensitivity.) We do not, however, neutralize all sources of portfolio risk. This last point was painfully evident during our first three and one half months of operation. While we believe that the market neutral product is a relatively low risk approach to investing, we do not believe that market neutral portfolio structures offer returns for no risk. There is no free lunch in market neutral investing any more than there is in long-only investing. One of the primary advantages we see of market neutral investing is that it allows the managers to target which sources of return (and risk) they wish to employ. Like all of Boston Partners portfolios, the market neutral portfolio is based on a value philosophy and process.

     Our Market Neutral Fund invests in stocks that we believe are undervalued with sound business fundamentals and positive business momentum. We will sell short stocks that we think are overvalued with deteriorating business fundamentals and declining business trends. In the first three and one half months, technology stocks (more specifically internet stocks) that we felt were overvalued with no strong balance sheets or earnings continued to perform well. While we do not know when this phenomena will change, we do believe that these companies' prices cannot continue to grow. At some point in time,we expect that fundamentals will become important again. Assuming this happens, this is when the Boston Partners Market Neutral Fund could excel.

     At February 28, 1999, the Market Neutral Fund's Institutional Shares and the Market Neutral Fund's Investor Shares Net Asset Value performance was as follows:

                                                SINCE INCEPTION*
                                            THROUGH FEBRUARY 26, 1999
                                                   (UNAUDITED)
                                            -------------------------
Market Neutral Fund Institutional Shares            (9.20)%
Salomon Brothers 1-Month T-Bill Rate                 1.27%
Market Neutral Fund Investor Shares                 (9.10)%
Salomon Brothers 1-Month T-Bill Rate                 1.27%


   * Market Neutral Fund Institutional and Investor Shares Inception Date - November 17, 1998.

The Salomon Smith Barney U. S. Treasury Bill Index is an unmanaged index containing monthly return equivalents of yield averages that are not marked to market. The 1-Month Treasury Bill Index consists of the last one month treasury bill issues.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling BOSTON PARTNERS ASSET MANAGEMENT, L.
P. AT 1-888-261-4073.

HOW DID THE BOSTON PARTNERS BOND FUND PERFORM?

     Following a tumultuous third quarter, the bond market calmed down during the fourth quarter. The Federal Reserve eased monetary policy 25 basis points on September 29th, amid overseas turmoil and distress among certain hedge funds, banks, and broker-dealers. They eased again in both October and November, at 25 basis points each time. The encouragement of lower short term interest rates, a subsequent rally in the stock market to new highs, and data indicating robust 3%-4% GDP growth in the quarter all helped alleviate investor fears. As a result, the flight to quality that benefited Treasuries in the third quarter reversed somewhat in the fourth quarter.

     Treasury rates rose 13-32 basis points depending on maturity with 1-5 year rates yielding 4.5% and the thirty year bond at 5.1%. In the government sector these higher rates erased coupon income for the quarter. However, the corporate and mortgage sectors performed better, lifting the broad Lehman Aggregate Index to a .34% return for the period.

     Inflation for 1998 was about 1.6% and may rise somewhat in 1999, but we expect it to remain relatively low. Corporates and mortgages recovered during the quarter, but their relative risk-adjusted performance still lags for the year.

     During the first two months of 1999, the main theme was the recovery of all spread sectors. All non-Treasury sectors posted impressive excess returns during the period. This occurred during a period of rising interest rates, most of which occurred in February. At that time, the Lehman U. S. Treasury Index posted its worst one month performance since December 1981 with a total return of -2.55%. Much of this can be attributed to Federal Reserve Chairman Greenspan's comments questioning recent interest rate cuts in the face of recent economic strength.

     The rebound in corporates, mortgages, and high yield was substantial, driven by renewed liquidity in the markets and decreased volatility after the tumultuous last half of 1998. Year to date 1999, U. S. Treasuries posted a loss of 1.99%. Investment grade corporates, mortgages, and high yield returned -1.41%, 0.31% and 0.89% respectively. We continue to overweight spread product based upon what we believe to be superior long term return potential.

     At February 28, 1999, the Bond Fund's Institutional Shares and the Bond Fund's Investor Shares Net Asset Value performance was as follows:

                                   SIX MONTHS ENDING  SINCE INCEPTION* THROUGH
                                   FEBRUARY 28, 1999      FEBRUARY 28, 1999
                                      (UNAUDITED)            (UNAUDITED)
                                   -----------------  ------------------------
Bond Fund Institutional Shares             1.67%               5.49%
Lehman Aggregate Index                     1.61%               6.44%
Bond Fund Investor Shares                  1.54%               5.23%
Lehman Aggregate Index                     1.61%               6.44%

   * Bond Fund Institutional and Investor Shares Inception Date - December 30, 1997.

 (1) The Lehman Aggregate Index is an unmanaged index containing fixed rate debt securities rated investment grade or higher by Moody's Investors Service, Standard & Poor's Corporation, or Fitch Investors Service. All issues have at least one year to maturity and an outstanding par value of at least $100 million. The Index is a registered trademark of Lehman Brothers, Inc.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance cannot guarantee future results. Returns and share price will fluctuate, and redemption value may be more or less that the original cost. More complete information about the Fund, including charges and expenses, is provided in the prospectus, which must precede or accompany this fact sheet and which should be read carefully before investing. You may obtain additional copies by calling BOSTON PARTNERS ASSET MANAGEMENT, L.
P. AT 1-888-261-4073.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                           NUMBER
                                                         OF SHARES       VALUE
                                                          --------   -----------
COMMON STOCK--95.8%
AEROSPACE/DEFENSE--1.4%
   Litton Industries, Inc.* ......................         20,080     $1,126,990
                                                                      ----------
AUTOMOBILE-MANUFACTURING--3.4%
   Ford Motor Co. ................................         20,100      1,192,181
   General Motors Corp. ..........................         19,000      1,568,687
                                                                      ----------
                                                                       2,760,868
                                                                      ----------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--0.9%
   Lear Corp.* ...................................         21,100        745,094
                                                                      ----------
CHEMICALS--1.8%
   Agrium, Inc. ..................................         37,980        303,840
   Rhone-Poulenc S.A. ............................         25,000      1,150,000
                                                                      ----------
                                                                       1,453,840
                                                                      ----------
COMPUTERS, SOFTWARE AND SERVICING--4.1%
   Computer Associates
     International, Inc. .........................         34,100      1,432,200
   International Business
     Machines Corp. ..............................          5,100        867,000
   Silicon Graphics, Inc.* .......................         22,400        357,000
   Wang Laboratories, Inc.* ......................         26,330        628,629
                                                                      ----------
                                                                       3,284,829
                                                                      ----------
CONSTRUCTION & BUILDING MATERIALS--1.6%
   Ingersoll-Rand Co. ............................         25,000      1,187,500
   MacMillan Bloedel Ltd. ........................          8,400         83,737
                                                                      ----------
                                                                       1,271,237
                                                                      ----------
CONTAINERS--0.9%
   Smurfit-Stone Container Corp.* ................         38,200        689,987
                                                                      ----------
DIVERSIFIED--0.1%
   Fortune Brands, Inc. ..........................          4,030        121,404
                                                                      ----------
ELECTRIC UTILITIES--4.5%
   Consolidated Edison, Inc. .....................         11,000        514,250
   Niagara Mohawk Power Corp.* ...................         45,000        658,125
   PECO Energy Co. ...............................         21,400        758,362
   Reliant Energy, Inc. ..........................         19,100        512,119
   Unicom Corp. ..................................         32,400      1,152,225
                                                                      ----------
                                                                       3,595,081

                                                           NUMBER
                                                         OF SHARES       VALUE
                                                         ---------   -----------
ELECTRONICS--0.5%
   Emerson Electric Co. ..........................          7,300    $   419,294
                                                                     -----------
ENVIRONMENTAL SERVICES--3.8%
   Waste Management, Inc. ........................         62,392      3,049,409
                                                                     -----------
FINANCIAL SERVICES--10.5%
   Ambac Financial Group, Inc. ...................          8,856        495,936
   BankAmerica Corp. .............................         21,700      1,417,281
   Citigroup, Inc. ...............................         37,300      2,191,375
   Fannie Mae ....................................         34,465      2,412,550
   Freddie Mac ...................................         32,600      1,919,325
                                                                     -----------
                                                                       8,436,467
                                                                     -----------
FOOD & BEVERAGE--7.5%
   Albertson's, Inc. .............................         11,100        632,700
   American Stores Co. ...........................         27,800        938,250
   Anheuser-Busch Companies, Inc. ................         13,000        996,937
   Food Lion, Inc., Class A ......................         57,500        548,047
   General Mills, Inc. ...........................         10,600        855,287
   Nabisco Holdings Corp., Class A ...............         27,500      1,220,312
   Quaker Oats Co. (The) .........................          7,200        393,300
   Sara Lee Corp. ................................         15,100        410,531
                                                                     -----------
                                                                       5,995,364
                                                                     -----------
HOTELS--0.2%
   MeriStar Hospitality Corp. ....................         10,630        189,347
                                                                     -----------
INSURANCE--14.8%
   Ace Ltd. ......................................         59,695      1,626,689
   Aetna, Inc. ...................................         20,700      1,533,094
   Allmerica Financial Corp. .....................         29,780      1,589,507
   Allstate Corp. ................................         45,800      1,717,500
   American International Group, Inc. ............         16,500      1,879,969
   CIGNA Corp. ...................................         26,500      2,080,250
   Everest Reinsurance Holdings, Inc. ............         31,200      1,035,450
   PartnerRe Ltd. ................................          8,775        379,519
                                                                     -----------
                                                                      11,841,978
                                                                     -----------
MANUFACTURING--0.4%
   Tenneco, Inc. .................................         11,800        353,262
                                                                     -----------
MEDICAL SUPPLIES--1.9%
   American Home Products Corp. ..................         25,400      1,511,300
                                                                     -----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              LARGE CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                         NUMBER
                                                       OF SHARES       VALUE
                                                       ---------     ----------
OFFICE EQUIPMENT & SUPPLIES--2.6%
   Avery Dennison Corp. .............................      8,500     $  456,344
   Office Depot, Inc.* ..............................     44,700      1,595,231
                                                                     ----------
                                                                      2,051,575
                                                                     ----------
OIL & GAS EXPLORATION--1.2%
   El Paso Energy Corp. .............................     22,500        819,844
   Kerr-McGee Corp. .................................      4,400        125,675
                                                                     ----------
                                                                        945,519
                                                                     ----------
OIL SERVICES--8.6%
   Atlantic Richfield Co. ...........................     12,000        655,500
   Conoco, Inc., Class A ............................     47,600        966,875
   Elf Aquitaine SA .................................     13,570        700,551
   Mobil Corp. ......................................     19,300      1,605,519
   Oryx Energy Co.* .................................     25,500        264,563
   Texaco, Inc. .....................................     13,900        647,219
   Tosco Corp. ......................................     49,005      1,013,791
   Total S.A. .......................................     11,200        578,200
   YPF Sociedad Anonima .............................     16,800        487,200
                                                                     ----------
                                                                      6,919,418
                                                                     ----------
PAPER & FOREST PRODUCTS--0.6%
   Temple-Inland, Inc. ..............................      7,700        461,519
                                                                     ----------
PHARMACEUTICALS--1.0%
   Abbott Laboratories ..............................     16,700        775,506
                                                                     ----------
PUBLISHING--3.4%
   Harcourt General, Inc. ...........................     34,200      1,566,788
   New York Times Co. (The), Class A ................     37,600      1,165,600
                                                                     ----------
                                                                      2,732,388
                                                                     ----------
REAL ESTATE--0.5%
   Prentiss Property Trust ..........................      9,740        194,800
   RFS Hotel Investors, Inc. ........................     14,540        169,936
                                                                     ----------
                                                                        364,736
                                                                     ----------
RETAIL-DEPARTMENT STORE--1.8%
   Federated Department Stores, Inc.* ...............     37,100      1,412,119
                                                                     ----------
STEEL--0.7%
   Nucor Corp. ......................................     12,200        543,663
                                                                     ----------

                                                          NUMBER
                                                         OF SHARES      VALUE
                                                         --------    ----------
TELECOMMUNICATIONS--12.0%
   Ameritech Corp. ..................................     14,100    $   921,788
   AT&T Corp. .......................................     12,300      1,010,138
   BCE, Inc. ........................................     24,200        978,588
   Bell Atlantic Corp. ..............................     18,300      1,051,106
   Chris-Craft Industries, Inc.* ....................      8,070        341,966
   GTE Corp. ........................................     21,700      1,407,788
   MCI WorldCom, Inc.* ..............................      9,580        790,350
   Northern Telecom Ltd. ............................     19,700      1,143,831
   Sprint Corp. .....................................     14,000      1,201,375
   Tele-Communications, Inc., Class A* ..............     12,900        810,281
                                                                    -----------
                                                                      9,657,211
                                                                    -----------
TEXTILES & APPAREL--1.7%
   Liz Claiborne, Inc. ..............................     25,100        845,556
   Warnaco Group, Inc. (The), Class A ...............     22,700        510,750
                                                                    -----------
                                                                      1,356,306
                                                                    -----------
TOBACCO--2.8%
   Loews Corp. ......................................     21,350      1,669,303
   Philip Morris Companies, Inc. ....................     14,000        547,750
                                                                    -----------
                                                                      2,217,053
                                                                    -----------
TOYS--0.6%
   Mattel, Inc. .....................................     17,000        448,375
                                                                    -----------
     TOTAL COMMON STOCK
       (Cost $76,413,407) ...........................                76,731,139
                                                                    -----------

                                                           PAR
                                                          (000)
                                                        --------
SHORT-TERM INVESTMENT--4.5%
   Rodney Square Cash Reserve
     4.41% 03/01/99 .................................      3,600      3,600,146
                                                                    -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $3,600,146) ............................                 3,600,146
                                                                    -----------
TOTAL INVESTMENTS--100.3%
   (Cost $80,013,553) ...............................                80,331,285
                                                                    -----------
LIABILITIES IN EXCESS
   OF OTHER ASSETS--(0.3)% ..........................                  (199,181)
                                                                    -----------
NET ASSETS--100.0% ..................................               $80,132,104
                                                                    ===========
-------------
*Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                   NUMBER
                                                  OF SHARES    VALUE
                                                  ---------  ----------
COMMON STOCK--95.2%
AEROSPACE/DEFENSE--5.2%
   Coltec Industries, Inc.* ....................   108,800   $1,958,400
   Litton Industries, Inc.* ....................    64,956    3,645,655
   Northrop Grumman Corp. ......................    17,600    1,096,700
                                                             ----------
                                                              6,700,755
                                                             ----------
AIR TRANSPORT--2.5%
   Continental Airlines, Inc. Class B* .........    29,400    1,017,975
   Gulfstream Aerospace Corp.* .................    16,300      729,425
   Northwest Airlines Corp.* ...................    57,300    1,432,500
                                                             ----------
                                                              3,179,900
                                                             ----------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--3.3%
   Federal-Mogul Corp. .........................    48,633    2,392,136
   Lear Corp.* .................................    51,500    1,818,594
                                                             ----------
                                                              4,210,730
                                                             ----------
BUSINESS SERVICES--0.1%
   United Stationers, Inc.* ....................     3,200       58,600
                                                             ----------
COMMERCIAL BANKS--2.8%
   Compass Bancshares, Inc. ....................    14,000      512,750
   North Fork Bancorp., Inc. ...................    85,500    1,881,000
   UnionBanCal Corp. ...........................    36,700    1,153,756
                                                             ----------
                                                              3,547,506
                                                             ----------
COMPUTERS, SOFTWARE & SERVICING--7.3%
   Adaptec, Inc.* ..............................   106,800    2,129,325
   Learning Company, Inc. (The)* ...............    80,300    2,333,719
   Silicon Graphics, Inc.* .....................   132,200    2,106,937
   Symantec Corp.* .............................    74,700    1,349,269
   Wang Laboratories, Inc. .....................    59,900    1,430,112
                                                             ----------
                                                              9,349,362
                                                             ----------
CONSTRUCTION & BUILDING MATERIALS--1.1%
   D.R. Horton, Inc. ...........................    42,900      683,719
   MacMillan Bloedel Ltd. ......................    78,200      779,556
                                                             ----------
                                                              1,463,275
                                                             ----------
CONSUMER DURABLES--1.5%
   Cooper Tire & Rubber Co. ....................    94,700    1,870,325

                                                    NUMBER
                                                  OF SHARES     VALUE
                                                   -------   ----------
CONSUMER PRODUCTS & SERVICES--0.5%
   Premark International, Inc. .................    21,200   $  677,075
                                                             ----------
CONTAINERS--4.9%
   Ball Corp. ..................................    47,400    1,984,875
   Smurfit-Stone Container Corp.* ..............   235,900    4,260,944
                                                             ----------
                                                              6,245,819
                                                             ----------
DIVERSIFIED--3.9%
   Viad Corp. ..................................   189,930    5,021,274
                                                             ----------
ELECTRIC UTILITIES--6.7%
   GPU, Inc. ...................................    47,400    1,890,075
   New England Electric System .................    74,600    3,632,087
   Niagara Mohawk Power Corp.* .................   206,100    3,014,212
                                                             ----------
                                                              8,536,374
                                                             ----------
ELECTRONICS--0.8%
   Conexant Systems, Inc.* .....................    59,300    1,008,100
                                                             ----------
FERTILIZERS--1.2%
   IMC Global, Inc. ............................    76,200    1,519,237
                                                             ----------
FINANCIAL SERVICES--3.6%
   Astoria Financial Corp. .....................    44,010    1,994,203
   Bear Stearns
     Companies, Inc. (The) .....................    55,045    2,356,614
   Coast Federal Litigation Contingent
     Payment Rights Trust* .....................    41,900      285,444
                                                             ----------
                                                              4,636,261
                                                             ----------
FOOD & BEVERAGE--5.5%
   Aurora Foods, Inc.* .........................   117,700    1,905,269
   Food Lion, Inc., Class A ....................   218,600    2,083,531
   Hannaford Bros. Co. .........................    18,500      869,500
   International Home Foods, Inc.* .............    67,500    1,054,687
   Whitman Corp. ...............................    60,200    1,143,800
                                                             ----------
                                                              7,056,787
                                                             ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MID CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES    VALUE
                                                      --------- -----------
INSURANCE--10.2%
   Ace Ltd. ....................................       101,100  $ 2,754,975
   Allmerica Financial Corp. ...................        85,500    4,563,563
   Everest Reinsurance Holdings, Inc. ..........        64,292    2,133,691
   ReliaStar Financial Corp. ...................        55,200    2,504,700
   Scor* .......................................        22,000    1,133,000
                                                                 ----------
                                                                 13,089,929
                                                                 ----------
MANUFACTURING--1.4%
   Crane Co. ...................................        37,900    1,039,881
   Tenneco, Inc. ...............................        25,800      772,388
                                                                 ----------
                                                                  1,812,269
                                                                 ----------
MEDICAL EQUIPMENT--0.9%
   Mallinckrodt, Inc. ..........................        37,600    1,163,250
                                                                 ----------
OIL & GAS EXPLORATION--2.8%
   Apache Corp. ................................        43,200      861,300
   Enron Oil & Gas Co. .........................        52,100      859,650
   Kerr-McGee Corp. ............................        38,000    1,085,375
   Union Pacific Resources
     Group, Inc. ...............................        91,900      821,356
                                                                 ----------
                                                                  3,627,681
                                                                 ----------
OIL SERVICES--1.0%
   Tosco Corp. .................................        60,000    1,241,250
                                                                 ----------
PAPER & FOREST PRODUCTS--1.2%
   Temple-Inland, Inc. .........................        25,300    1,516,419
                                                                 ----------
PHARMACEUTICALS--1.1%
   IVAX Corp.* .................................        98,600    1,454,350
                                                                 ----------
PUBLISHING--3.7%
   Harcourt General, Inc. ......................        75,000    3,435,938
   Valassis Communications, Inc.* ..............        25,800    1,238,400
                                                                 ----------
                                                                  4,674,338
                                                                 ----------
RESTAURANTS--2.7%
   Wendy's International, Inc. .................       144,400    3,456,575
                                                                 ----------
RETAIL-DEPARTMENT STORE--0.5%
   Dillard's Inc., Class A .....................        27,700      689,038


                                                       NUMBER
                                                     OF SHARES      VALUE
                                                   -----------   ----------
RETAIL-DISCOUNT--6.7%
   BJ's Wholesale Club, Inc.* ..................        94,311  $  4,108,423
   ShopKo Stores, Inc.* ........................       142,194     4,479,111
                                                                ------------
                                                                   8,587,534
                                                                ------------
RETAIL-SPECIALTY APPAREL--2.3%
   Payless ShoeSource, Inc.* ...................        21,400     1,174,325
   Ross Stores, Inc. ...........................        39,500     1,807,125
                                                                ------------
                                                                   2,981,450
                                                                ------------
SECURITY SERVICES--1.1%
   Pittston Brink's Group ......................        55,270     1,354,115
                                                                ------------
SHIPBUILDING--1.5%
   Newport News Shipbuilding, Inc. .............        67,500     1,953,281
                                                                ------------
STEEL--1.6%
   USX-U.S. Steel Group ........................        79,200     2,004,750
                                                                ------------
TEXTILES & APPAREL--5.1%
   Jones Apparel Group, Inc.* ..................        70,400     1,966,800
   Liz Claiborne, Inc. .........................        25,600       862,400
   Shaw Industries, Inc.* ......................       110,000     2,413,125
   Warnaco Group, Inc. (The), Class A ..........        60,400     1,359,000
                                                                ------------
                                                                   6,601,325
                                                                ------------
WASTE MANAGEMENT--0.5%
   Safety-Kleen Corp.* .........................        48,600       677,363
                                                                ------------
     TOTAL COMMON STOCK
       (Cost $126,201,711) .....................                 121,966,297
                                                                ------------

                                                         PAR
                                                        (000)
                                                       -------
SHORT-TERM INVESTMENT--4.5%
   Rodney Square Cash Reserve
     4.41% 03/01/99 ............................         5,791     5,791,201
                                                       -------  ------------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $5,791,201) .......................                   5,791,201
                                                                ------------
TOTAL INVESTMENTS--99.7%
   (Cost $131,992,912) .........................                 127,757,498
                                                                ------------
ASSETS IN EXCESS
   OF OTHER LIABILITIES--0.3% ..................                    367,385
                                                                ------------
NET ASSETS--100.0% .............................                $128,124,883
                                                                ============
--------------
*Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                    NUMBER
                                                  OF SHARES   VALUE
                                                  ---------  --------
COMMON STOCK--93.9%
ADVERTISING--1.2%
   R.H. Donnelley Corp. ........................     1,100   $ 16,500
                                                             --------
AEROSPACE/DEFENSE--0.5%
   Fairchild Corp. (The)* ......................       600      7,237
                                                             --------
AGRICULTURE--1.3%
   Agribrands International, Inc.* .............       600     18,600
                                                             --------
AIR TRANSPORT--1.2%
   Midwest Express Holdings, Inc.* .............       600     16,125
                                                             --------
AUTOMOBILE-MANUFACTURING--0.6%
   Monro Muffler Brake, Inc.* ..................     1,300     10,887
                                                             --------
AUTOMOTIVE--1.4%
   Durakon Industries, Inc.* ...................       700      8,225
                                                             --------
BUSINESS SERVICES--6.7%
   Ennis Business Forms, Inc. ..................     1,600     14,300
   Navigant International, Inc.* ...............     2,700     15,187
   RemedyTemp, Inc.* ...........................       600      9,525
   Right  Management
     Consultants, Inc.* ........................     2,400     40,800
   Staff Leasing, Inc.* ........................     1,200     13,500
                                                             --------
                                                               93,312
                                                             --------
CHEMICALS--0.6%
   Aceto Corp. .................................       700      8,837
                                                             --------
COMMUNICATIONS & MEDIA--0.6%
   @Entertainment, Inc.* .......................       800      8,050
                                                             --------
COMPUTERS, SOFTWARE & SERVICING--0.5%
   Stac Software, Inc.* ........................     7,400      7,169
                                                             --------
CONSTRUCTION & BUILDING MATERIALS--4.8%
   Beazer Homes USA, Inc.* .....................       600     13,050
   Drew Industries, Inc.* ......................     1,200     14,475
   M/I Schottenstein Homes, Inc. ...............       800     15,300
   Standard Pacific Corp. ......................       900     11,137
   U.S. Home Corp.* ............................       400     13,800
                                                             --------
                                                               67,762

                                                    Number
                                                  OF SHARES    VALUE
                                                   -------   --------
CONSUMER SERVICES--1.2%
   Veterinary Centers of America, Inc.* ........     1,100   $ 16,500
                                                             --------
DISTRIBUTION--2.3%
   Bell Microproducts, Inc.* ...................       900      6,862
   Jean Philippe Fragrances, Inc.* .............     2,600     15,762
   SCP Pool Corp.* .............................       600      8,625
                                                             --------
                                                               31,249
                                                             --------
DIVERSIFIED--0.9%
   Chemed Corp. ................................       400     11,825
                                                             --------
ELECTRONICS--3.7%
   Align-Rite International, Inc.* .............       600      7,500
   NU Horizons Electronics Corp.* ..............     3,700     16,187
   Optek Technology, Inc.* .....................     1,700     27,200
                                                             --------
                                                               50,887
                                                             --------
ENGINEERING & CONSTRUCTION--0.8%
   URS Corp.* ..................................       600     11,775
                                                             --------
ENVIRONMENTAL SERVICES--0.9%
   Group Maintenance America Corp.* ............       900     12,319
                                                             --------
FINANCIAL SERVICES--11.9%
   American Captial Strategies Ltd. ............       700     12,162
   Amerin Corp.* ...............................       700     15,137
   Apex Mortgage Capital, Inc. .................     1,100     13,544
   BNC Mortgage, Inc.* .........................     1,800     10,350
   Brookline Bancorp, Inc. .....................       600      6,975
   Federal Agricultural
     Mortgage Corp.* ...........................       200      8,500
   Golden State Bancorp
     Litigation Warrants .......................     6,450     32,653
   ITLA Capital Corp.* .........................     1,100     17,050
   Local Financial Corp.* ......................       600      6,075
   Long Beach Financial Corp.* .................     2,500     23,750
   Richmond County Financial Corp. .............       400      6,175
   Seacoast Financial Services Corp.* ..........     1,277     12,531
                                                             --------
                                                              164,902
                                                             --------
FOOD & BEVERAGE--3.7%
   Carr Gottstein Foods Co.* ...................     2,000     24,125
   J & J Snack Foods Corp.* ....................     1,300     27,462
                                                             --------
                                                               51,587
                                                             --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                      FEBRUARY 28, 1999 (UNAUDITED)

                                               NUMBER
                                              OF SHARES   VALUE
                                              --------- --------
FOOTWEAR--2.5%
   K-Swiss, Inc. ...........................      400   $ 19,388
   Nine West Group, Inc.* ..................      700     15,706
                                                        --------
                                                          35,094
                                                        --------
HEALTHCARE--1.4%
   National Dentex Corp.* ..................      300      4,800
   NovaCare, Inc.* .........................    1,900      4,037
   United Wisconsin Services, Inc. .........    1,600     11,200
                                                        --------
                                                          20,037
                                                        --------
INDUSTRIAL EQUIPMENT & SUPPLIES--2.9%
   K-Tron International, Inc.* .............      400      7,175
   O.I. Corp.* .............................    2,100     12,075
   Quixote Corp. ...........................    1,700     21,144
                                                        --------
                                                          40,394
                                                        --------
INSURANCE--16.0%
   ARM Financial Group, Inc., Class A ......      700     10,894
   Chartwell Re Corp. ......................      600     12,975
   CNA Surety Corp. ........................      900      9,450
   ESG Re Ltd. .............................    1,600     27,100
   Farm Family Holdings, Inc.* .............      600     19,725
   Financial Industries Corp.* .............      900     12,713
   Highlands Insurance Group, Inc.* ........    1,400     18,988
   Hilb, Rogal & Hamilton Co. ..............      300      5,194
   Insurance Auto Auctions, Inc.* ..........    2,500     29,063
   Intercargo Corp. ........................      600      6,825
   IPC Holdings Ltd. .......................      700     14,700
   LaSalle Re Holdings Ltd. ................      400      7,650
   NYMAGIC, Inc. ...........................      300      4,444
   Risk Capital Holdings, Inc.* ............      900     17,100
   Scottish Annuity &
     Life Holdings Ltd.* ...................    1,000      9,875
   Stewart Information Services Corp. ......      200      6,663
   Terra Nova (Bermuda)
     Holdings Ltd. Class A .................      400      9,550
                                                        --------
                                                         222,909
                                                        --------

                                               NUMBER
                                             OF SHARES    VALUE
                                             ---------  ---------
MEDICAL PRODUCTS--2.9%
   Empi, Inc.* .............................      700   $ 16,975
   ICU Medical, Inc.* ......................      800     16,800
   Maxxim Medical, Inc.* ...................      300      6,825
                                                        --------
                                                          40,600
                                                        --------
METALS & MINING--0.5%
   Rock of Ages Corp.* .....................      600      7,500
                                                        --------
OIL SERVICES--5.8%
   Evergreen Resources, Inc.* ..............      900     14,119
   Giant Industries, Inc. ..................    1,000      6,875
   Mallon Resources Corp.* .................    2,200     13,888
   Swift Energy Co.* .......................    3,000     18,000
   Unit Corp.* .............................    4,400     18,150
   Varco International, Inc.* ..............    1,200      9,300
                                                        --------
                                                          80,332
                                                        --------
REAL ESTATE--4.5%
   AMRESCO Capital Trust ...................    1,100      9,625
   Annaly Mortgage Management, Inc. ........    1,800     16,650
   Asset Investors Corp. ...................      800     10,400
   Capital Automotive REIT .................    2,200     26,125
                                                        --------
                                                          62,800
                                                        --------
RETAIL-SPECIALTY APPAREL--5.2%
   Catherines Stores Corp.* ................    4,300     35,475
   Dress Barn, Inc. (The)* .................      800     10,400
   Finish Line, Inc. (The)* ................    1,100     13,269
   Wilsons, The Leather Experts, Inc.*          1,200     12,900
                                                        --------
                                                          72,044
                                                        --------
RETAIL-TRADE--2.8%
   Barbeques Galore Ltd.* ..................    2,000     14,250
   HomeBase, Inc.* .........................    2,700     14,006
   Jan Bell Marketing, Inc.* ...............    2,200     10,450
                                                        --------
                                                          38,706
                                                        --------
STEEL--0.6%
   Oregon Steel Mills, Inc. ................      900      8,606
                                                        --------

The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                              MICRO CAP VALUE FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                 NUMBER
                                                OF SHARES    VALUE
                                                ---------  --------
TELECOMMUNICATIONS--0.9%
   TCSI Corp.* ............................        6,000  $   12,094
                                                          ----------
TEXTILES & APPAREL--1.0%
   Dan River, Inc., Class A* ..............        1,600      10,500
   Hartmarx Corp.* ........................          900       3,881
                                                          ----------
                                                              14,381
                                                          ----------
TRANSPORTATION--2.7%
   Arnold Industries, Inc. ................          500       7,625
   Fritz Companies, Inc.* .................        1,700      12,644
   Knightsbridge Tankers Ltd. .............          400       6,850
   Railtex, Inc.* .........................          900       9,788
                                                          ----------
                                                              36,907
                                                          ----------
     TOTAL COMMON STOCK
       (Cost $1,455,389) ..................                1,306,152
                                                          ----------
                                                   PAR
                                                  (000)
                                                 -------
SHORT-TERM INVESTMENT--1.2%
   Rodney Square Cash Reserve
     4.41% 03/01/99 .......................           16      16,750
                                                          ----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $16,750) .....................                   16,750
                                                          ----------
TOTAL INVESTMENTS--95.1%
   (Cost $1,472,139) ......................                1,322,902
                                                          ----------
ASSETS IN EXCESS
   OF OTHER LIABILITIES--4.9% .............                   67,371
                                                          ----------
NET ASSETS--100.0% ........................               $1,390,273
                                                          ==========
---------------
*Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

                                         NUMBER
                                        OF SHARES   VALUE
                                        ---------  -------
INVESTMENTS IN SECURITIES--107.5%
COMMON STOCK--87.6%
AEROSPACE/DEFENSE--5.2%
   B.F. Goodrich Co. (The) ...............   600   $20,475
   Cordant Technologies, Inc. ............   200     7,788
   Gulfstream Aerospace Corp.* ...........   200     8,950
   Kaman Corp. Class A ...................   700     9,450
   Litton Industries, Inc.* ..............   100     5,613
   Moog, Inc., Class A* ..................   200     6,375
                                                   -------
                                                    58,651
                                                   -------
AUTOMOBILE-MANUFACTURING--1.1%
   Ford Motor Co. ........................   200    11,863
                                                   -------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--3.7%
   Federal-Mogul Corp. ...................   600    29,513
   Standard Motor Products, Inc. .........   200     4,288
   Tower Automotive, Inc.* ...............   400     7,450
                                                   -------
                                                    41,251
                                                   -------
BANKS AND SAVINGS & LOANS--3.2%
   Banknorth Group, Inc. .................   200     5,350
   Golden State Bancorp, Inc.* ...........   600    10,688
   Hibernia Corp. ........................   900    14,569
   JSB Financial, Inc. ...................   100     5,588
                                                   -------
                                                    36,195
                                                   -------
BUILDING & BUILDING MATERIALS--3.0%
   Champion Enterprises, Inc.* ...........   500     9,844
   Pulte Corp. ...........................   700    16,844
   U.S. Home Corp.* ......................   200     6,900
                                                   -------
                                                    33,588
                                                   -------
BUSINESS SERVICES--1.9%
   Fair, Isaac and Co., Inc. .............   200     9,200
   Galileo International, Inc. ...........   100     5,050
   Right Management
     Consultants, Inc.* ..................   400     6,800
                                                   -------
                                                    21,050
                                                   -------

                                          NUMBER
                                        OF SHARES   VALUE
                                        ---------  --------
COMPUTERS, SOFTWARE & SERVICING--3.2%
   Apple Computer, Inc.* ...............     200   $ 6,963
   Computer Horizons Corp.* ............     200     2,988
   Computer Task Group, Inc. ...........     200     4,050
   Progress Software Corp.* ............     700    21,525
                                                   -------
                                                    35,526
                                                   -------
CONSUMER PRODUCTS--1.8%
   Furniture Brands International, Inc.*     200     4,275
   Premark International, Inc. .........     500    15,969
                                                   -------
                                                    20,244
                                                   -------
CONTAINERS--0.8%
   Sea Containers Ltd., Class A ........     400     8,750
                                                   -------
DISTRIBUTION--2.0%
   Amway Japan Ltd. ....................   2,300     9,488
   Department 56, Inc.* ................     400    13,275
                                                   -------
                                                    22,763
                                                   -------
DIVERSIFIED--3.7%
   U.S. Industries, Inc. ...............     100     1,625
   Viad Corp. ..........................   1,500    39,656
                                                   -------
                                                    41,281
                                                   -------
ELECTRIC UTILITIES--1.3%
   Niagara Mohawk Power Corp.* .........     600     8,775
   Public Service Co. of New Mexico ....     400     6,135
                                                   -------
                                                    14,910
                                                   -------
ENGINE MANUFACTURING--0.4%
   Briggs & Stratton Corp. .............     100     4,881
                                                   -------
ENTERTAINMENT--0.3%
   Harrah's Entertainment, Inc.* .......     200     3,338
                                                   -------
FERTILIZERS--0.4%
   IMC Global, Inc. ....................     200     3,988
                                                   -------

The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                           NUMBER
                                         OF SHARES  VALUE
                                         --------- -------
FINANCIAL SERVICES--8.9%
   Ambac Financial Group, Inc. ........      200   $11,200
   Astoria Financial Corp. ............      200     9,063
   Coast Federal Litigation Contingent
     Payment Rights Trust* ............      500     3,406
   Deluxe Corp. .......................      500    16,938
   Donaldson, Lufkin & Jenrette, Inc. .      100     5,700
   Financial Security Assurance
     Holdings Ltd. ....................      200    10,563
   Golden State Bancorp
     Litigation Warrants ..............    1,750     8,859
   Imperial Credit Commercial Mortgage
     Investment Corp. .................      800     7,250
   ITLA Capital Corp.* ................      600     9,300
   Morgan Stanley Dean Witter & Co. ...      100     9,050
   Resource Bancshares Mortgage
     Group, Inc. ......................      600     8,400
                                                    ------
                                                    99,729
                                                    ------
HEALTHCARE--1.8%
   Integrated Health Services, Inc.* ..      700     4,156
   NovaCare, Inc.* ....................      800     1,700
   Trigon Healthcare, Inc.* ...........      200     7,013
   Wellpoint Health Networks, Inc.* ...      100     7,888
                                                    ------
                                                    20,757
                                                    ------
INDUSTRIAL EQUIPMENT AND SUPPLIES--2.3%
   ACX Technologies, Inc.* ............      200     2,488
   Ingersoll-Rand Co. .................      200     9,500
   Thomas Industries, Inc. ............      800    13,650
                                                    ------
                                                    25,638
                                                    ------
INSURANCE--9.8%
   Ace Ltd. ...........................      200     5,450
   Aetna, Inc. ........................      100     7,406
   Allmerica Financial Corp. ..........      100     5,338
   Allstate Corp. .....................      200     7,500
   ARM Financial Group, Inc., Class A .      500     7,781
   Arthur J. Gallagher & Co. ..........      200     9,550
   Everest Reinsurance Holdings, Inc. .      200     6,638
   Horace Mann Educators Corp. ........      700    16,406
   Merchants Group, Inc. ..............      700    15,225

                                           NUMBER
                                         OF SHARES   VALUE
                                         --------- --------
INSURANCE--(CONTINUED)
   Old Republic International Corp. ...      200  $  3,763
   PartnerRe Ltd. .....................      200     8,650
   PMI Group, Inc. ....................      100     4,313
   Stewart Information Services Corp...      200     6,663
   XL Capital Ltd. ....................      100     6,125
                                                  --------
                                                   110,808
                                                  --------
MANUFACTURING--2.3%
   Crane Co. ..........................      400    10,975
   A.O. Smith Corp. ...................      700    14,919
                                                  --------
                                                    25,894
                                                  --------
MEDICAL EQUIPMENT--1.1%
   Mallinckrodt, Inc. .................      400    12,375
                                                  --------
PAPER & FORESTRY PRODUCTS--0.6%
   Louisiana-Pacific Corp. ............      400     7,350
                                                  --------
PHARMACEUTICALS--3.5%
   Bristol-Myers Squibb Co. ...........      200    25,188
   PharMerica, Inc.* ..................    2,600    14,625
                                                  --------
                                                    39,813
                                                  --------
PLASTIC SERVICES--1.7%
   Spartech Corp. .....................      800    18,900
                                                  --------
PUBLISHING--3.0%
   Big Flower Holdings, Inc.* .........      500    12,063
   Valassis Communications, Inc.* .....      200     9,600
   World Color Press, Inc.* ...........      500    12,406
                                                  --------
                                                    34,069
                                                  --------
REAL ESTATE--0.4%
   Home Properties of New York, Inc. ..      200     4,913
                                                  --------
RETAIL-DEPARTMENT STORE--0.7%
   Federated Department Stores, Inc.* .      200     7,613
                                                  --------
RETAIL-DISCOUNT--0.6%
   ShopKo Stores, Inc.* ...............      200     6,300
                                                  --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                        NUMBER
                                      OF SHARES     VALUE
                                       --------   --------
RETAIL-OFFICE SUPPLIES--1.8%
   Boise Cascade Office Products*....... 1,100    $13,200
   Office Depot, Inc.* .................   200      7,138
                                                  -------
                                                   20,338
                                                  -------
RETAIL-SPECIALTY APPAREL--1.4%
   Payless ShoeSource, Inc.* ...........   200     10,975
   Ross Stores, Inc. ...................   100      4,575
                                                  -------
                                                   15,550
                                                  -------
RETAIL-TRADE--1.2%
   HomeBase, Inc.* ..................... 1,800      9,338
   Jan Bell Marketing, Inc.* ........... 1,000      4,750
                                                  -------
                                                   14,088
                                                  -------
SHIPBUILDING--0.5%
   Avondale Industries, Inc.* ..........   200      6,175
                                                  -------
TELECOMMUNICATIONS--6.2%
   AT&T Corp. ..........................   200     16,425
   Chris-Craft Industries, Inc.* .......   200      8,475
   Northern Telecom, Ltd. ..............   200     11,613
   Saville Systems PLC ADR* ............   700     13,956
   Superior TeleCom, Inc. ..............   700     19,819
                                                  -------
                                                   70,288
                                                  -------
TEXTILES & APPAREL--4.5%
   Jones Apparel Group, Inc.* ..........   700     19,556
   Liz Claiborne, Inc. .................   600     20,213
   Nautica Enterprises, Inc.* ..........   400      6,000
   Warnaco Group, Inc. (The),
     Class A ...........................   200      4,500
                                                  -------
                                                   50,269
                                                  -------
TOBACCO--1.7%
   Loews Corp. .........................   100      7,819
   RJR Nabisco Corp.* ..................   400     10,925
                                                  -------
                                                   18,744
                                                  -------
TOYS--1.6%
   Hasbro, Inc. ........................   500     18,500
                                                  -------
     TOTAL COMMON STOCK
       (Cost $1,026,864) ...............          986,390
                                                  -------

                                          Par
                                         (000)     VALUE
                                        --------  -------
REPURCHASE AGREEMENT--17.8%
   PNC Capital Markets
       (Agreement dated 02/26/99
       to be repurchased at $200,073,
       collateralized by $195,000
       U.S. Treasury Note 7.125% due
       03/11/99.  Market value is
       $203,226.)
       4.350% 03/01/99 ................  $200  $  200,000
                                               ----------
     TOTAL REPURCHASE AGREEMENT
       (Cost $200,000) ................           200,000
                                               ----------
SHORT-TERM INVESTMENT--2.1%
   Rodney Square Cash Reserve
     4.41% 03/01/99 ...................    23      23,256
                                               ----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $23,256) .................            23,256
                                               ----------
TOTAL INVESTMENTS IN SECURITIES
       (Cost $1,250,120) ..............         1,209,646
                                               ----------

                                        NUMBER
                                      OF SHARES
                                      ---------
SECURITIES SOLD SHORT--(78.1)%
AEROSPACE/DEFENSE--(0.4)%
   Kellstrom Industries, Inc.* ........  (300)     (4,856)
                                                 --------
AUDIO/VIDEO--(0.5)%
   Imax Corp.* ........................  (100)     (1,788)
   Polycom, Inc.* .....................  (200)     (4,050)
                                                 --------
                                                   (5,838)
                                                 --------
AUTOMOBILE/TRUCK PARTS & EQUIPMENT--(0.7)%
   OEA, Inc.* .........................  (500)     (5,563)
   Safety Components International,
     Inc.* ............................  (300)     (2,644)
                                                 --------
                                                   (8,207)
                                                 --------
BANKS AND SAVINGS & LOANS--(2.2)%
   Fifth Third Bancorp ................  (100)     (6,606)
   First Virginia Banks, Inc. .........  (100)     (4,769)
   Seacoast Banking Corp. .............  (100)     (2,688)
   SunTrust Banks, Inc. ...............  (100)     (6,794)
   Susquehanna Bancshares, Inc. .......  (200)     (3,613)
                                                 --------
                                                  (24,470)
                                                 --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
BUSINESS SERVICES--(3.1)%
   Acxiom Corp.* ..............................            (300)       $ (7,181)
   Analytical Surveys, Inc.* ..................            (600)        (15,600)
BUSINESS SERVICES--(CONTINUED)
   Primark Corp.* .............................            (100)         (2,044)
   ProBusiness Services, Inc.* ................            (200)         (6,650)
   Robert Half International, Inc.* ...........            (100)         (3,600)
                                                                       --------
                                                                        (35,075)
                                                                       --------
CHEMICALS--(0.6)%
   Rohm & Haas Co. ............................            (200)         (6,250)
   Terra Industries, Inc. .....................            (200)           (988)
                                                                       --------
                                                                         (7,238)
                                                                       --------
COMMUNICATIONS & MEDIA--(0.4)%
   Clearnet Communications,
     Inc., Class  A* ..........................            (100)         (1,100)
   Source Media, Inc.* ........................            (200)         (3,237)
                                                                       --------
                                                                         (4,337)
                                                                       --------
COMPUTERS, SOFTWARE & SERVICES--(8.2)%
   Artificial Life, Inc.* .....................            (300)         (3,694)
   Baan Co., N.V.* ............................            (100)           (944)
   BARRA, Inc.* ...............................            (200)         (4,400)
   Black Box Corp.* ...........................            (200)         (6,450)
   ConSyGen, Inc.* ............................            (200)           (438)
   Globix Corp.* ..............................            (100)         (2,544)
   Identix, Inc.* .............................            (200)         (1,288)
   JetForm Corp.* .............................            (700)         (2,800)
   MICROS Systems, Inc.* ......................            (200)         (5,575)
   ModaCAD, Inc* ..............................            (200)         (3,325)
   Open Market, Inc.* .........................            (600)         (7,800)
   Pixar, Inc.* ...............................            (300)        (12,338)
   Rambus, Inc.* ..............................            (200)        (14,538)
   SCM Microsystems, Inc.* ....................             (50)         (4,150)
   Storage Technology Corp.* ..................            (200)         (6,963)
   Take-Two Interactive
     Software, Inc.* ..........................            (400)         (4,350)
   Vitech America, Inc.* ......................            (200)         (2,088)
   Wind River Systems, Inc.* ..................            (400)         (9,125)
                                                                       --------
                                                                        (92,810)

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
CONSUMER DURABLES--(0.7)%
   Bassett Furniture Industries, Inc. .........            (200)       $ (4,300)
   Bush Industries, Inc. Class A ..............            (300)         (3,150)
                                                                       --------
                                                                         (7,450)
                                                                       --------
CONSUMER PRODUCTS--(1.3)%
   Kimberly-Clark Corp. .......................            (100)       $ (4,725)
   Minnesota Mining &
     Manufacturing Co. ........................            (100)         (7,406)
   Toro Co. (The) .............................            (100)         (2,988)
                                                                       --------
                                                                        (15,119)
                                                                       --------
CONSUMER SERVICES--(0.2)%
   Rent-A-Center, Inc.* .......................            (100)         (2,538)
                                                                       --------
CONTAINERS--(0.3)%
   Bemis Co., Inc. ............................            (100)         (3,406)
                                                                       --------
DIVERSIFIED--(0.7)%
   Cooper Industries, Inc. ....................            (100)         (4,375)
   National Service Industries, Inc. ..........            (100)         (3,213)
                                                                       --------
                                                                         (7,588)
                                                                       --------
ELECTRONICS--(7.9)%
   Advanced Micro Devices, Inc.* ..............            (300)         (5,363)
   Aetrium, Inc.* .............................            (300)         (2,175)
   Atmel Corp.* ...............................            (300)         (5,156)
   Cree Research, Inc.* .......................            (300)         (9,806)
   Cymer, Inc.* ...............................            (200)         (4,575)
   Dupont Photomasks, Inc.* ...................            (200)         (7,850)
   General Motors Corp., Class H* .............            (200)         (9,438)
   GenRad, Inc.* ..............................            (500)         (8,563)
   II-VI, Inc.* ...............................            (200)         (1,850)
   Itron, Inc.* ...............................            (900)         (6,300)
   Littlefuse, Inc.* ..........................            (200)         (3,413)
   Micron Technology, Inc.* ...................            (100)         (5,762)
   Molex, Inc. ................................            (200)         (5,350)
   Recoton Corp.* .............................            (300)         (4,200)
   STMicroelectronics NV - New York
     Registered Shares* .......................             (50)         (4,369)
   Ultratech Stepper, Inc.* ...................            (300)         (4,734)
                                                                       --------
                                                                        (88,904)

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
ENERGY--(0.1)%
   Trigen Energy Corp.                                     (100)       $ (1,350)
                                                                       --------
ENVIRONMENTAL SERVICES--(0.7)%
   Donaldson Co., Inc. ........................            (200)         (3,613)
   Osmonics, Inc.* ............................            (200)         (1,635)
   Pall Corp. .................................            (100)         (2,119)
                                                                       --------
                                                                         (7,367)
                                                                       --------
ENTERTAINMENT--(0.1)%
   CCA Companies, Inc.* .......................            (600)           (619)
                                                                       --------
FINANCIAL SERVICES--(4.3)%
   AmeriCredit Corp.* .........................            (600)         (6,675)
   Century Business Services,
     Inc.* ....................................            (400)         (4,675)
   Household International, Inc. ..............            (200)         (8,125)
   PIMCO Advisors Holdings L.P. ...............            (300)         (8,625)
   Profit Recovery Group
     International, Inc. (The)* ...............            (200)         (6,600)
   Siebert Financial Corp. ....................            (100)         (2,806)
   T. Rowe Price Associates, Inc. .............            (200)         (6,163)
   United Asset Management Corp. ..............            (200)         (4,538)
                                                                       --------
                                                                        (48,207)
                                                                       --------
FOOD & BEVERAGE--(1.3)%
   Beringer Wine Estates Holdings,
     Inc., Class B* ...........................            (100)         (4,031)
   Campbell Soup Co. ..........................            (100)         (4,019)
   Coca-Cola Enterprises, Inc. ................            (100)         (3,100)
   ConAgra, Inc. ..............................            (100)         (3,013)
                                                                       --------
                                                                        (14,163)
                                                                       --------
FOOTWEAR--(0.5)%
   Nike, Inc., Class B ........................            (100)         (5,362)
                                                                       --------
HEALTH CARE--(5.0)%
   Alternative Living Services, Inc.* .........            (300)         (6,150)
   Covance, Inc.* .............................            (300)         (8,269)
   Emeritus Corp.* ............................            (400)         (4,375)
   Health Management Associates,
     Inc., Class  A* ..........................            (400)         (5,175)
   Lincare Holdings, Inc.* ....................            (200)         (7,125)
   Photogen Technologies, Inc.* ...............            (200)         (2,600)
   Province Healthcare Co.* ...................            (300)         (4,556)

                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
HEALTH CARE--(CONTINUED)
   Sunrise Assisted Living, Inc.* .............            (200)       $ (7,725)
   United HealthCare Corp. ....................            (200)         (9,863)
                                                                       --------
                                                                        (55,838)
                                                                       --------
HOTELS AND MOTELS--(0.4)%
   Hilton Hotels Corp.                                     (300)         (4,744)
                                                                       --------
INDUSTRIAL EQUIPMENT & SUPPLIES--(3.2)%
   ABC-NACO, Inc.* ............................            (300)         (4,238)
   Alamo Group, Inc. ..........................            (400)         (3,900)
   Case Corp. .................................            (200)         (3,900)
   Caterpillar, Inc. ..........................            (200)         (9,113)
   Cognex Corp.* ..............................            (200)         (5,000)
   Metrika Systems Corp.* .....................            (200)         (1,600)
   Nordson Corp. ..............................            (100)         (5,950)
   Thermo Power Corp.* ........................            (300)         (2,850)
                                                                       --------
                                                                        (36,551)
                                                                       --------
INSURANCE--(2.1)%
   Chubb Corp. (The) ..........................            (100)         (5,975)
   Markel Corp.* ..............................            (100)        (18,000)
                                                                       --------
                                                                        (23,975)
                                                                       --------
LODGING & RESTAURANTS--(0.5)%
   American Skiing Co.* .......................            (500)         (2,094)
   Vail Resorts, Inc.* ........................            (200)         (3,450)
                                                                       --------
                                                                         (5,544)
                                                                       --------
MEDICAL EQUIPMENT--(7.5)%
   Acuson Corp.* ..............................            (400)         (6,000)
   ADAC Laboratories ..........................            (200)         (3,575)
   Beckman Coulter, Inc. ......................            (200)         (9,663)
   Cambridge Heart, Inc.* .....................          (1,100)         (8,938)
   CryoLife, Inc.* ............................            (100)         (1,050)
   Cytyc Corp.* ...............................            (100)         (1,813)
   Hillenbrand Industries, Inc. ...............            (100)         (4,188)
   IGEN International, Inc.* ..................            (300)         (9,075)
   Millipore Corp. ............................            (300)         (8,363)
   PLC Systems, Inc.* .........................            (500)         (2,000)
   Sabratek Corp.* ............................            (800)        (15,100)
   Schick Technologies, Inc.* .................            (300)         (1,425)

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
MEDICAL EQUIPMENT--(CONTINUED)
   St. Jude Medical, Inc.* ....................            (300)       $ (7,538)
   Thermo Cardiosystems, Inc.* ................            (600)         (5,663)
                                                                       --------
                                                                        (84,391)
                                                                       --------
MEDICAL SUPPLIES--(5.5)%
   Genzyme Transgenics Corp.* .................            (700)         (3,434)
   Inhale Therapeutic Systems,
     Inc.* ....................................            (300)         (8,250)
   MacroChem Corp.* ...........................            (600)         (6,038)
   MiniMed, Inc.* .............................            (100)         (8,525)
   Myriad Genetics, Inc.* .....................            (100)           (938)
   Possis Medical, Inc.* ......................            (200)         (2,175)
   PSS World Medical, Inc.* ...................            (100)         (1,138)
   Safeskin Corp.* ............................            (500)        (11,625)
   Serologicals Corp.* ........................            (400)         (7,150)
   STERIS Corp.* ..............................            (300)         (9,863)
   Trankaryotic Therapies, Inc.* ..............            (100)         (2,925)
                                                                       --------
                                                                        (62,061)
                                                                       --------
METALS & MINING--(0.6)%
   Alcan Aluminium Ltd. .......................            (200)         (4,863)
   ASARCO, Inc. ...............................            (100)         (1,413)
                                                                       --------
                                                                         (6,276)
                                                                       --------
OFFICE EQUIPMENT & SUPPLIES--(0.5)%
   John H. Harland Co. ........................            (400)         (5,375)
                                                                       --------
OIL & GAS EXPLORATION--(3.3)%
   Amerada Hess Corp. .........................            (100)         (4,537)
   Anadarko Petroleum Corp. ...................            (300)         (8,250)
   Cabot Oil & Gas Corp. ......................            (300)         (3,281)
   Genesis Energy, L.P. .......................            (200)         (2,750)
   Harken Energy Corp.* .......................            (500)           (750)
   Murphy Oil Corp. ...........................            (200)         (6,838)
   Penn Virginia Corp. ........................            (200)         (3,688)
   Plains Resources, Inc.* ....................            (200)         (1,850)
   Unocal Corp. ...............................            (100)         (2,819)
   USX-Marathon Group .........................            (100)         (2,069)
                                                                       --------
                                                                        (36,832)
                                                                       --------
                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
OPTICAL SUPPLIES--(0.3)%
   Oakley, Inc.* ..............................            (400)       $ (3,325)
                                                                       --------
PHARMACEUTICALS--(5.4)%
   Algos Pharmaceutical Corp.* ................            (400)        (12,000)
   Elan Corp. PLC ADR* ........................            (200)        (15,337)
   Ergo Science Corp.* ........................          (1,000)         (1,000)
   GelTex Pharmaceuticals, Inc.* ..............            (300)         (5,156)
   Isis Pharmaceuticals, Inc.* ................            (400)         (4,825)
   Kendle International, Inc.* ................            (300)         (7,237)
   SangStat Medical Corp.* ....................            (100)         (2,237)
   Shaman Pharmaceuticals, Inc.* ..............          (1,000)           (344)
   Vertex Pharmaceuticals, Inc.* ..............            (400)         (9,400)
   Vion Pharmaceuticals, Inc.* ................            (700)         (3,566)
                                                                       --------
                                                                        (61,102)
                                                                       --------
PRINTING SERVICES--(0.3)%
   Presstek, Inc.* ............................            (400)         (3,300)
                                                                       --------
RESTAURANTS--(0.5)%
   Landry's Seafood
     Restaurants, Inc.* .......................            (600)         (4,087)
   Planet Hollywood
     International, Inc.* .....................            (700)         (1,706)
                                                                       --------
                                                                         (5,793)
                                                                       --------
RETAIL-DISCOUNT--(0.5)%
   Cost-U-Less, Inc.* .........................            (500)         (3,437)
   Smart & Final, Inc.* .......................            (300)         (2,644)
                                                                       --------
                                                                         (6,081)
                                                                       --------
RETAIL-TRADE--(2.2)%
   Duane Reade, Inc.* .........................            (300)         (9,075)
   Guitar Center, Inc.* .......................            (500)         (8,344)
   Party City Corp.* ..........................            (500)         (5,469)
   PETCO Animal Supplies, Inc.* ...............            (200)         (1,612)
                                                                       --------
                                                                        (24,500)
                                                                       --------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                               MARKET NEUTRAL FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
SCHOOLS--(0.3)%
   Apollo Group, Inc.* ........................            (100)       $ (3,006)
                                                                       --------
STEEL--(1.3)%
   AK Steel Holding Corp. .....................            (300)         (6,544)
   Reliance Steel & Aluminum Corp.* ...........            (200)         (5,112)
   Valmont Industries, Inc. ...................            (200)         (2,356)
                                                                       --------
                                                                        (14,012)
                                                                       --------
TELECOMMUNICATIONS--(2.4)%
   Active Voice Corp.* ........................            (200)         (1,875)
   ADC Telecommunications, Inc.* ..............            (300)        (12,150)
   ADTRAN, Inc.* ..............................            (100)         (2,050)
   Coyote Network Systems, Inc. ...............            (600)         (3,412)
   McLeodUSA, Inc., Class A* ..................            (200)         (7,700)
                                                                       --------
                                                                        (27,187)
                                                                       --------
TEXTILES & APPAREL--(0.6)%
   Collins & Aikman Corp.* ....................            (200)         (1,013)
   Polo Ralph Lauren Corp.* ...................            (300)         (5,981)
                                                                       --------
                                                                         (6,994)
                                                                       --------
                                                       NUMBER
                                                      OF SHARES          VALUE
                                                      ---------        --------
TOBACCO--(0.2)%
   General Cigar Holdings,
     Inc.* ....................................            (100)     $     (731)
   Swisher International
     Group, Inc.* .............................            (200)         (1,787)
                                                                     ----------
                                                                         (2,518)
                                                                     ----------
TRAVEL SERVICES--(1.3)%
   American Classic Voyages Co.* ..............            (300)         (6,975)
   Pegasus Systems, Inc.* .....................            (200)         (7,500)
                                                                     ----------
                                                                        (14,475)
                                                                     ----------
     TOTAL SECURITIES SOLD SHORT
       (Proceeds $937,823) ....................                        (878,784)
                                                                     ----------
ASSETS IN EXCESS
   OF OTHER LIABILITIES--70.6% ................                         794,455
                                                                     ----------
NET ASSETS--100.0% ............................                      $1,125,317
                                                                     ==========
--------------
*Non-income producing.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                            PORTFOLIO OF INVESTMENTS
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                        NUMBER
                                                      OF SHARES         VALUE
                                                      ---------      ----------
PREFERRED STOCK--7.7%
INDUSTRIAL GOODS & MATERIALS--1.4%
   Amcor Ltd. (Australia)                                 4,000      $  186,500
                                                                     ----------
REAL ESTATE--6.3%
   Crescent Real Estate .......................          10,100         160,337
   Equity Office Properties Trust
     Series 144A ..............................           3,900         161,850
   Equity Office Properties Trust
     Series B .................................           3,500         145,250
   Equity Residential Properties
     Series G .................................          10,400         225,550
   Reckson Associates Realty
     Series A .................................           7,000         143,062
                                                                     ----------
                                                                        836,049
                                                                     ----------
     TOTAL PREFERRED STOCK
       (Cost $1,175,767) ......................                       1,022,549
                                                                     ----------

                                                         PAR
                                                        (000)
                                                      ---------
CORPORATE BONDS--37.2%
BANKS AND SAVINGS & LOANS--8.0%
   BankAmerica Corp. Subordinated
     Notes (Aa3, A)
     6.375% 02/15/08 ..........................            $125         125,312
   BankBoston NA Subordinated Notes
     (A2, A-)
     7.375% 09/15/06 ..........................             120         126,750
   BB&T Corp. Subordinated Notes
     (A3, BBB+)
     7.250% 06/15/07 ..........................             150         156,187
   Old Kent Bank Subordinated Notes
     (Baa1, A-)
     6.625% 11/15/05 ..........................             110         109,862
   Riggs Capital Trust Series A Company
     Guarantee Notes (baa3, BB)
     8.625% 12/31/26 ..........................              90          89,325
   Riggs National Corp. Subordinated
     Debentures (Ba1, BB+)
     9.650% 06/15/09 ..........................             120         133,050

                                                         PAR
                                                        (000)           VALUE
                                                      ---------      ----------
BANKS AND SAVINGS & LOANS--(CONTINUED)
   Sovereign Bancorp Series MTN
     Subordinated Notes
     (N/R, BB+)
     8.000% 03/15/03 ..........................            $100      $  102,625
   Sovereign Capital Trust I Company
     Guarantee Notes (Ba2, BB)
     9.000% 04/01/27 ..........................             100         113,125
   Zions Institutional Capital Trust
     Series A Company Guarantee
     Notes (A3, BBB-)
     8.536% 12/15/26 ..........................             100         106,625
                                                                     ----------
                                                                      1,062,861
                                                                     ----------
CANADIAN GOVERNMENT BONDS--0.9%
   Hydro-Quebec Local Government
     Guarantee Notes (A2, A+)
     8.625% 06/15/29 ..........................             100         123,375
                                                                     ----------
ELECTRIC UTILITIES--4.1%
   Consumers Energy Company First
     Mortgage Notes (Baa3, BBB+)
     6.375% 09/15/03 ..........................             100         100,000
   Niagara Mohawk Power Series G
     Senior Notes (Ba2, BB+)
     7.750% 10/01/08 ..........................             150         161,063
   Ohio Edison First Mortgage Notes
     (Baa2, BBB-)
     8.250% 04/01/02 ..........................             210         221,813
   Texas-New Mexico Power Senior
     Notes (Baa2, BBB)
     6.250% 01/15/09 ..........................              60          58,875
                                                                     ----------
                                                                        541,751
                                                                     ----------
FINANCIAL SERVICES--3.8%
   Citigroup Capital III Company
     Guarantee Notes (AA3, A+)
     7.625% 12/01/36 ..........................             100         104,250
   Equitable Companies, Inc.
     Debentures (A2, A)
     7.000% 04/01/28 ..........................              75          71,906
   Equitable Companies, Inc.
     Senior Notes (A2, A)
     9.000% 12/15/04 ..........................              80          90,080

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                         PAR
                                                        (000)           VALUE
                                                      ---------      ----------
FINANCIAL SERVICES--(CONTINUED)
   Ford Motor Credit Corp. Senior
     Unsubordinated Notes (A1, A)
     7.200% 06/15/07 ..........................            $100      $  106,500
   Security Capital U.S. Realty Bonds
     Series 144A (Baa3, N/R)
     2.500% 05/22/03 ..........................             170         127,500
                                                                     ----------
                                                                        500,236
                                                                     ----------
GAS UTILITIES--0.6%
   KN Capital Trust III Company
     Guarantee Notes (Baa3, BB)
     7.630% 04/15/28 ..........................              75          74,468
                                                                     ----------
INDUSTRIAL GOODS & MATERIALS--15.9%
   Adaptec, Inc. Subordinated Notes
     (B1, BB-)
     4.750% 02/01/04 ..........................             260         211,250
   Bayard Drilling Technology Series B
     Company Guarantee Notes
     (B2, B+)
     11.000% 06/30/05 .........................              75          82,500
   Fred Meyer, Inc. Company
     Guarantee Notes (Ba2, BB+)
     7.375% 03/01/05 ..........................              50          51,875
   HMT Technology Corp.
     Subordinated Notes (B3, B-)
     5.750% 01/15/04 ..........................             220         142,725
   Jones Intercable, Inc.
     Senior Notes (Ba2, BB+)
     9.625% 03/15/02 ..........................             100         107,250
   Lenfest Communications, Inc.
     Senior Notes (Ba3, BB+)
     8.375% 11/01/05 ..........................             100         109,750
   Louis Dreyfus Natural Gas Senior
     Subordinated Notes (Ba3, BB+)
     9.250% 06/15/04 ..........................             100         106,500
   News America Holdings Debentures
     (Baa3, BBB-)
     8.875% 04/26/23 ..........................              45          53,606
   Philip Morris Companies, Inc. Notes
     (A2, A)
     6.800% 12/01/03 ..........................             150         152,625

                                                         PAR
                                                        (000)           VALUE
                                                      ---------      ----------
INDUSTRIAL GOODS & MATERIALS--(CONTINUED)
   Southdown, Inc. Series B Senior
     Subordinated Notes (Baa3, BBB-)
     10.000% 03/01/06 .........................            $100      $  110,709
   Tele-Communications, Inc.
     Debentures (A2, AA-)
     9.800% 02/01/12 ..........................             125         163,594
   Tenet Healthcare Corp. Senior Notes
     (Ba1, BB+)
     8.625% 12/01/03 ..........................             175         180,469
   Total Renal Care Holdings
     Subordinated Notes (B1, B)
     5.625% 07/15/06 ..........................             150         102,000
   Unisys Corp. Senior Notes
     (Ba3, BB-)
     11.750% 10/15/04 .........................             225         260,719
   USG Corp. Series B Senior Notes
     (Baa3, BBB)
     9.250% 09/15/01 ..........................             105         111,694
   Waste Management, Inc. Senior
     Notes (Baa3, BBB+)
     7.125% 10/01/07 ..........................             150         155,625
                                                                     ----------
                                                                      2,102,891
                                                                     ----------
SOVERIGN GOVERNMENT BONDS--2.2%
   Panama (Republic Of) Notes
     (Ba1, BB+)
     7.875% 02/13/02 ..........................             300         290,250
                                                                     ----------
TELECOMMUNICATIONS--1.5%
   LCI International, Inc. Senior Notes
     (Ba1, BB+)
     7.250% 06/15/07 ..........................             150         153,375
   MCI Worldcom, Inc. Senior Notes
     (Baa2, BBB+)
     6.950% 08/15/06 ..........................              50          52,063
                                                                     ----------
                                                                        205,438
                                                                     ----------
U.S. GOVERNMENT BONDS--0.2%
   Federal Home Loan Mortgage Corp.
     5.750% 04/15/08 ..........................              25          24,806
                                                                     ----------
     TOTAL CORPORATE BONDS
       (Cost $5,022,349) ......................                       4,926,076
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONTINUED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                         PAR
                                                        (000)           VALUE
                                                      ---------      ----------
AGENCY OBLIGATIONS--43.8%
FEDERAL NATIONAL MORTGAGE ASSOCIATION--12.8%
   FMNA 190945
     6.000% 05/01/24 ..........................            $393      $  381,527
   FNMA 251967
     6.500% 09/01/28 ..........................              83          82,356
   FNMA 252212
     6.500% 01/01/29 ..........................             126         125,083
   FNMA 281054
     6.500% 04/01/24 ..........................             368         366,193
   FNMA 434957
     6.000% 07/01/28 ..........................             137         132,497
   FNMA 437946
     6.000% 07/01/13 ..........................             486         481,273
   FNMA 481426
     6.000% 01/01/29 ..........................             131         127,361
                                                                     ----------
                                                                      1,696,290
                                                                     ----------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION--31.0%
   GNMA 354662
     6.500% 09/15/08 ..........................             104         105,396
   GNMA 366816
     7.000% 06/15/24 ..........................             108         109,620
   GNMA 372475
     7.000% 01/15/28 ..........................             367         371,965
   GNMA 376528
     7.000% 05/15/09 ..........................             232         237,665
   GNMA 407234
     6.500% 01/15/13 ..........................              89          89,756
   GNMA 433435
     6.500% 02/15/12 ..........................             328         331,636
   GNMA 447928
     6.500% 05/15/28 ..........................              39          39,018
   GNMA 449474
     7.500% 09/15/27 ..........................              88          90,977
   GNMA 450446
     7.000% 12/15/27 ..........................              53          53,604
   GNMA 453892
     7.500% 11/15/27 ..........................             250         257,284
   GNMA 454925
     7.000% 12/15/12 ..........................             332         340,757
   GNMA 457737
     6.500% 03/15/13 ..........................             111         112,000

                                                         PAR
                                                        (000)           VALUE
                                                      ---------      ----------
GOVERNMENT NATIONAL MORTGAGE
ASSOCIATION--(CONTINUED)
   GNMA 461450
     7.000% 04/15/28 ..........................            $ 66      $   66,686
   GNMA 465540
     6.000% 07/15/28 ..........................             221         214,524
   GNMA 468090
     6.500% 07/15/28 ..........................              35          34,929
   GNMA 469128
     6.500% 02/15/28 ..........................             401         399,015
   GNMA 469129
     7.000% 02/15/28 ..........................              81          81,705
   GNMA 471949
     7.000% 06/15/28 ..........................             273         277,276
   GNMA 473797
     6.500% 06/15/28 ..........................              33          32,680
   GNMA 482119
     6.500% 08/15/28 ..........................             100          99,295
   GNMA 780303
     6.500% 02/15/09 ..........................             286         289,392
   GNMA 780687
     8.000% 12/15/12 ..........................             303         315,966
   GNMA 780921
     7.000% 11/15/13 ..........................             145         148,906
                                                                     ----------
                                                                      4,100,052
                                                                     ----------
     TOTAL AGENCY OBLIGATIONS
       (Cost $5,803,677) ......................                       5,796,342
                                                                     ----------
ASSET BACKED SECURITIES--0.8%
   Illinois Power Special Purpose Trust,
     Series 1998-1, Class A6
     5.540% 06/25/09 ..........................              50          48,220
   MBNA Master Credit Card Trust,
     Series 1995-C, Class A
     6.450% 02/15/08 ..........................              60          61,758
                                                                     ----------
     TOTAL ASSET BACKED SECURITIES
       (Cost $111,500) ........................                         109,978
                                                                     ----------

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                                    BOND FUND
                      PORTFOLIO OF INVESTMENTS (CONCLUDED)
                          FEBRUARY 28, 1999 (UNAUDITED)

                                                         PAR
                                                        (000)           VALUE
                                                      ---------      ----------
U.S. TREASURY OBLIGATIONS--9.3%
U.S. TREASURY BONDS--7.8%
   U.S. Treasury Bonds
     7.250% 05/15/16 ..........................            $280     $   323,459
     7.125% 02/15/23 ..........................             600         700,486
                                                                    -----------
                                                                      1,023,945
                                                                    -----------
U.S. TREASURY NOTES--0.1%
   U.S. Treasury Notes
     5.750% 10/31/00 ..........................              10          10,094
                                                                    -----------
U.S. TREASURY STRIP--1.4%
   U.S. Treasury Strip 11/15/21 ...............             720         189,326
                                                                    -----------
     TOTAL U.S. TREASURY OBLIGATIONS
       (Cost $1,239,264) ......................                       1,223,365
                                                                    -----------
SHORT-TERM INVESTMENT--0.4%
   Rodney Square Cash Reserve
     4.41% 03/01/99 ...........................              53          53,232
                                                                    -----------
     TOTAL SHORT-TERM INVESTMENT
       (Cost $53,232) .........................                          53,232
                                                                    -----------
TOTAL INVESTMENTS--99.2%
   (Cost $13,405,789) .........................                      13,131,542
                                                                    -----------
ASSETS IN EXCESS
   OF OTHER LIABILITIES--0.8% .................                         105,869
                                                                    -----------
NET ASSETS--100.0% ............................                     $13,237,411
                                                                    ===========

--------------------------------------------------------------------------------
The Moody's Investor Service, Inc. and Standard & Poor's Rating Group's ratings indicated are the most recent ratings available at February 28, 1999.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                       STATEMENT OF ASSETS AND LIABILITIES
                                FEBRUARY 28, 1999
                                   (UNAUDITED)

                                                        LARGE CAP       MID CAP     MICRO CAP    MARKET NEUTRAL
                                                       VALUE FUND     VALUE FUND    VALUE FUND        FUND         BOND FUND
                                                       -----------   ------------   ----------   --------------   -----------
ASSETS
   Investments, at value (cost -- $80,013,553,
     $131,992,912, $1,472,139, $312,297 and
     $13,405,789, respectively) .....................  $80,331,285   $127,757,498   $1,322,902     $1,209,646     $13,131,542
   Cash .............................................           --             --       85,242         48,987          55,622
   Deposits with brokers and custodian bank for
     securities sold short ..........................           --             --           --        812,117              --
   Receivable for investments sold ..................    1,766,548      1,705,697       15,645        146,158          65,093
   Receivable for Fund shares sold ..................       11,918         18,433           --             --              --
   Dividends and interest receivable ................      138,383        105,866          428          2,043         144,267
                                                       -----------   ------------   ----------     ----------     -----------
     Total assets ...................................   82,248,134    129,587,494    1,424,217      2,218,951      13,396,524
                                                       -----------   ------------   ----------     ----------     -----------
LIABILITIES
   Payable for investments purchased ................    1,966,029      1,250,290           --        180,080          83,335
   Securities Sold-Short (proceeds $937,823) ........           --             --           --        878,784              --
   Payable for Fund share redeemed ..................        8,478             --          158             --              --
   Accrued expenses payable .........................      141,523        212,321       33,786         33,388          75,778
   Payable for dividends on securities sold short ...           --             --           --          1,382              --
                                                       -----------   ------------   ----------     ----------     -----------
     Total liabilities ..............................    2,116,030      1,462,611       33,944      1,093,634         159,113
                                                       -----------   ------------   ----------     ----------     -----------
NET ASSETS
   Capital stock, $0.001 par value ..................        6,917         12,345          182            124           1,345
   Paid-in capital ..................................   82,719,464    139,231,090    1,773,149      1,217,876      13,505,904
   Undistributed net investment income/(loss) .......      240,871         12,504       (1,989)        (1,887)         13,734
   Accumulated net realized loss from investments ...   (3,152,880)    (6,895,642)    (231,832)      (109,361)         (9,325)
   Net unrealized appreciation/(depreciation)
     on investments .................................      317,732     (4,235,414)    (149,237)        18,565        (274,247)
                                                       -----------   ------------   ----------     ----------     -----------
     Net assets .....................................  $80,132,104   $128,124,883   $1,390,273     $1,125,317     $13,237,411
                                                       ===========   ============   ==========     ==========     ===========
INSTITUTIONAL CLASS
   Net assets .......................................  $73,470,363   $126,074,616   $1,153,436     $  903,214     $13,036,664
                                                       -----------   ------------   ----------     ----------     -----------
   Shares outstanding ...............................    6,347,343     12,094,994      150,917         99,500       1,325,224
                                                       -----------   ------------   ----------     ----------     -----------
   Net asset value, offering and redemption
     price per share ................................       $11.57         $10.42        $7.64          $9.08           $9.84
                                                       ===========   ============   ==========     ==========     ===========
INVESTOR CLASS
   Net assets .......................................  $ 6,661,741   $  2,050,267   $  236,837     $  222,103     $   200,747
                                                       -----------   ------------   ----------     ----------     -----------
   Shares outstanding ...............................      569,334        198,091       30,984         24,429          20,282
                                                       -----------   ------------   ----------     ----------     -----------
   Net asset value, offering and redemption
     price per share ................................       $11.70         $10.35        $7.64        $9.09             $9.90
                                                       ===========   ============   ==========     ==========     ===========

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                             STATEMENT OF OPERATIONS
                   FOR THE SIX MONTHS ENDED FEBRUARY 28, 1999
                                   (UNAUDITED)

                                                        LARGE CAP       MID CAP     MICRO CAP      MARKET NEUTRAL
                                                       VALUE FUND     VALUE FUND    VALUE FUND          FUND*       BOND FUND
                                                       -----------    ----------    ----------     --------------   ---------
INVESTMENT INCOME
   Dividends ........................................  $   576,225    $  447,053     $  8,963         $   2,989     $  36,728
   Interest .........................................       76,852       123,550          637             1,871       455,491
                                                       -----------    ----------     --------         ---------     ---------
                                                           653,077       570,603        9,600             4,860       492,219
                                                       -----------    ----------     --------         ---------     ---------
EXPENSES
   Advisory fees ....................................      302,627       408,539        8,399             4,040        29,360
   Administration fees. .............................      105,702       138,953       38,363            25,396        48,360
   Federal and state registration fees ..............       10,149        16,063       14,075             5,269        21,074
   Directors ........................................          230           378          378               132           373
   Insurance ........................................          208           272          271               120           373
   Transfer agent fees and expenses .................       41,471        38,534       37,142            23,828        36,583
   Custodian fees and expenses ......................       19,190        27,002        7,020             7,698         7,078
   Printing .........................................       27,863        20,802       27,150            16,010        21,720
   Audit and legal fees .............................        8,730         1,616        1,616             4,324         3,181
   Distribution fees ................................        8,839         2,566          241                13           249
   Dividend expense .................................           --            --           --             1,382            --
   Other. ...........................................        2,194           918          918             1,260         4,427
                                                       -----------    ----------     --------         ---------     ---------
     Total expenses before waivers and
       reimbursements ...............................      527,203       655,643      135,573            89,472       172,778
     Less: waivers and reimbursements ...............     (114,862)     (142,403)    (124,918)          (82,725)     (128,489)
                                                       -----------    ----------     --------         ---------     ---------
     Total expenses after waivers and
       reimbursements ...............................      412,341       513,240       10,655             6,747        44,289
                                                       -----------    ----------     --------         ---------     ---------
   Net investment income/(loss) .....................      240,736        57,363       (1,055)           (1,887)      447,930
                                                       -----------    ----------     --------         ---------     ---------
NET REALIZED AND UNREALIZED GAIN/(LOSS)
   ON INVESTMENTS
   Net realized gain/(loss) from investments ........   (3,669,583)   (5,182,493)    (199,069)         (109,361)       16,769
   Net change in unrealized appreciation/
     (depreciation) on investments ..................   11,886,156    11,813,260      203,996            18,565      (200,591)
                                                       -----------    ----------     --------         ---------     ---------
   Net realized and unrealized gain/(loss)
     from investments ...............................    8,216,573     6,630,767        4,927           (90,796)     (183,822)
                                                       -----------    ----------     --------         ---------     ---------
NET INCREASE IN NET ASSETS RESULTING FROM
   OPERATIONS .......................................  $ 8,457,309    $6,688,130     $  3,872         $ (92,683)    $ 264,108
                                                       ===========    ==========     ========         =========     =========

---------------
* Commenced operations November 17, 1998.

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                       STATEMENT OF CHANGES IN NET ASSETS

                                                                  LARGE CAP VALUE FUND                  MID CAP VALUE FUND
                                                         ----------------------------------    ----------------------------------
                                                              FOR THE                               FOR THE
                                                            SIX MONTHS          FOR THE           SIX MONTHS          FOR THE
                                                              ENDED           YEAR ENDED            ENDED           YEAR ENDED
                                                         FEBRUARY 28, 1999  AUGUST 31, 1998    FEBRUARY 28, 1999  AUGUST 31, 1998
                                                         -----------------  ---------------    -----------------  ---------------
                                                            (UNAUDITED)                            (UNAUDITED)

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) .....................       $   240,736       $   415,084         $     57,363     $     51,577
   Net realized gain/(loss) from investments ........        (3,669,583)        1,829,756           (5,182,493)      (1,636,807)
   Net change in unrealized appreciation/
     (depreciation) on investments ..................        11,886,156       (13,105,143)          11,813,260      (16,102,116)
                                                            -----------       -----------         ------------     ------------
   Net increase/(decrease) in net assets resulting
     from operations ................................         8,457,309       (10,860,303)           6,688,130      (17,687,346)
                                                            -----------       -----------         ------------     ------------

LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income institutional shares .......          (274,092)         (216,811)             (90,185)         (10,109)
   Net investment income Investor shares ............           (20,133)           (4,064)                  --             (992)
   Net realized capital gains Institutional shares ..          (727,345)       (1,561,759)              (2,283)         (92,752)
   Net realized capital gains Investor shares .......           (64,741)          (32,030)                 (40)         (19,252)
                                                            -----------       -----------         ------------     ------------
   Total dividends and distributions to
     shareholders ...................................        (1,086,311)       (1,814,664)             (92,508)        (123,105)
                                                            -----------       -----------         ------------     ------------
INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS .......................        15,887,630        44,262,908           52,132,877       82,858,741
                                                            -----------       -----------         ------------     -------------
   Total increase/(decrease) in net assets ..........        23,258,628        31,587,941           58,728,499       65,048,290

NET ASSETS
   Beginning of period ..............................        56,873,476        25,285,535           69,396,384        4,348,094
                                                            -----------       -----------         ------------     ------------
   End of period ....................................       $80,132,104       $56,873,476         $128,124,883     $ 69,396,384
                                                            ===========       ===========         ============     ============

    The accompanying notes are an integral part of the financial statements.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                 STATEMENT OF CHANGES IN NET ASSETS (CONTINUED)

                                                  MICRO CAP VALUE FUND      MARKET NEUTRAL FUND              BOND FUND
                                         ---------------------------------  ------------------- ------------------------------------
                                             FOR THE       FOR THE PERIOD      FOR THE PERIOD       FOR THE        FOR THE PERIOD
                                           SIX MONTHS      JULY 1, 1998*     NOVEMBER 17, 1998*   SIX MONTHS      DECEMBER 30, 1997*
                                             ENDED           THROUGH             THROUGH            ENDED           THROUGH
                                         FEBRUARY 28, 1999 AUGUST 31, 1998   FEBRUARY 28, 1999  FEBRUARY 28, 1999 AUGUST 31, 1998
                                         ----------------- ---------------  ------------------- ----------------- ------------------
                                             (UNAUDITED)                        (UNAUDITED)        (UNAUDITED)

INCREASE/(DECREASE) IN NET ASSETS
   FROM OPERATIONS
   Net investment income/(loss) ...........  $   (1,055)     $     (934)        $   (1,887)        $   447,930       $   518,176
   Net realized gain/(loss) from
     investments ..........................    (199,069)        (32,763)          (109,361)             16,769           125,896
   Net change in unrealized
     appreciation/(depreciation)
     on investments .......................     203,996        (353,233)            18,565            (200,591)          (73,656)
                                             ----------      ----------         ----------         -----------       -----------
   Net increase/(decrease) in net
     assets resulting from operations .....       3,872        (386,930)           (92,683)            264,108           570,416
                                             ----------      ----------         ----------         -----------       -----------

LESS DIVIDEND AND DISTRIBUTIONS TO
   SHAREHOLDERS FROM:
   Net investment income
     Institutional shares .................          --              --                 --            (436,597)         (506,561)
   Net investment income
     Investor shares ......................          --              --                 --              (4,976)           (4,238)
   Net realized capital
     gains Institutional shares ...........          --              --                 --            (149,870)               --
   Net realized capital gains
     Investor shares ......................          --              --                 --              (2,120)               --
                                             ----------      ----------         ----------         -----------       -----------
   Total dividends and distributions
      to shareholders .....................          --              --                 --            (593,563)         (510,799)
                                             ----------      ----------         ----------         -----------       -----------
INCREASE/(DECREASE) IN NET ASSETS DERIVED
   FROM CAPITAL SHARE TRANSACTIONS ........     137,973       1,635,358          1,218,000          (2,140,353)       15,647,602
                                             ----------      ----------         ----------         -----------       -----------
   Total increase/(decrease)
     in net assets ........................     141,845       1,248,428          1,125,317          (2,469,808)       15,707,219

NET ASSETS
   Beginning of period ....................   1,248,428              --                 --          15,707,219                --
                                             ----------      ----------         ----------         -----------       -----------
   End of period ..........................  $1,390,273      $1,248,428         $1,125,317         $13,237,411       $15,707,219
                                             ==========      ==========         ==========         ===========       ===========

--------------
* Commencement of operations.

    The accompanying notes are an integral part of the financial statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                      LARGE CAP VALUE FUND
                                                                  ---------------------------------------------------------
                                                                       FOR THE              FOR THE          FOR THE PERIOD
                                                                  SIX MONTHS ENDED            YEAR          JANUARY 2, 1997*
                                                                  FEBRUARY 28, 1999          ENDED               THROUGH
                                                                      (UNAUDITED)       AUGUST 31, 1998     AUGUST 31, 1997
                                                                  ----------------      ---------------     ---------------
                                                                   INSTITUTIONAL         INSTITUTIONAL       INSTITUTIONAL
                                                                       CLASS                 CLASS                CLASS
                                                                  ----------------      ---------------     ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .............................   $ 10.58                $ 12.46             $ 10.00
                                                                     -------                -------             -------
Net investment income/(loss)(1) ..................................     (0.01)                  0.12                0.05
Net realized and unrealized gain/(loss) on investments(2) ........      1.15                  (1.31)               2.41
                                                                     -------                -------             -------
Net increase/(decrease) in net assets resulting from operations ..      1.14                  (1.19)               2.46
                                                                     -------                -------             -------
Dividends to shareholders from:
Net investment income ............................................     (0.04)                 (0.08)                 --
Net realized capital gains .......................................     (0.11)                 (0.61)                 --
                                                                     -------                -------             -------
Net asset value, end of period ...................................   $ 11.57                $ 10.58             $ 12.46
                                                                     =======                =======             =======
Total investment return(3) .......................................     10.71%                (10.23%)             24.60%
                                                                     =======                =======             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........................   $73,470                $50,724             $24,603
Ratio of expenses to average net assets(1)(4) ....................      1.00%(5)               1.00%               1.00%(5)
Ratio of expenses to average net assets without waivers and
   expense reimbursements(1)(4) ..................................      1.28%(5)               1.49%               2.64%(5)
Ratio of net investment income to average net assets(1) ..........      0.63%(5)               0.87%               1.19%(5)
Portfolio turnover rate ..........................................     76.33%                111.68%               67.16%

                                                                                      LARGE CAP VALUE FUND
                                                                  ---------------------------------------------------------
                                                                       FOR THE             FOR THE           FOR THE PERIOD
                                                                  SIX MONTHS ENDED           YEAR           JANUARY 16, 1997*
                                                                  FEBRUARY 28, 1999         ENDED                 THROUGH
                                                                    (UNAUDITED)         AUGUST 31, 1998     AUGUST 31, 1997
                                                                  -----------------     ---------------     ----------------
                                                                      INVESTOR              INVESTOR            INVESTOR
                                                                       CLASS                 CLASS                CLASS
                                                                  -----------------     ---------------     ----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .............................   $ 10.70                $ 12.45             $ 10.20
                                                                     -------                -------             -------
Net investment income/(loss)(1) ..................................      0.02                   0.06                0.02
Net realized and unrealized gain/(loss) on investments(2) ........      1.12                  (1.27)               2.23
                                                                     -------                -------             -------
Net increase/(decrease) in net assets resulting from operations ..      1.14                  (1.21)               2.25
                                                                     -------                -------             -------
Dividends to shareholders from:
Net investment income ............................................     (0.03)                 (0.06)                 --
Net realized capital gains .......................................     (0.11)                 (0.48)                 --
                                                                     -------                -------             -------
Net asset value, end of period ...................................   $ 11.70                $ 10.70             $ 12.45
                                                                     =======                =======             =======
Total investment return(3) .......................................     10.62%                (10.28%)             22.06%
                                                                     =======                =======             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........................   $ 6,662                $ 6,150             $   683
Ratio of expenses to average net assets(1)(4) ....................      1.25%(5)               1.19%               1.11%(5)
Ratio of expenses to average net assets without waivers and
   expense reimbursements(1)(4) ..................................      1.53%(5)               1.74%               3.05%(5)
Ratio of net investment income to average net assets(1) ..........      0.27%(5)               0.68%               0.91%(5)
Portfolio turnover rate ..........................................     76.33%                111.68%              67.16%

-------------
 *  Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) Reflects waivers and reimbursements.

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.

(3) Total return iscalculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the periods ended February 28, 1999, August 31, 1998 and August 31, 1997 would have been 1.28%, 1.49% and 2.64%, respectively, for the Large Cap Value Fund Institutional Class, 1.53%, 1.74% and 3.05% for the Large Cap Value Fund Investor Class.

(5) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                      32&33

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                                     MID CAP VALUE FUND
                                                                  ---------------------------------------------------------
                                                                      FOR THE              FOR THE           FOR THE PERIOD
                                                                   SIX MONTHS ENDED          YEAR            JUNE 2, 1997*
                                                                  FEBRUARY 28, 1999         ENDED               THROUGH
                                                                     (UNAUDITED)        AUGUST 31, 1998     AUGUST 31, 1997
                                                                  -----------------     ---------------     ---------------
                                                                    INSTITUTIONAL        INSTITUTIONAL       INSTITUTIONAL
                                                                       CLASS                CLASS                CLASS
                                                                  -----------------     ---------------     ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .............................   $   9.48               $ 11.01             $ 10.00
                                                                     --------               -------             -------
Net investment income/(loss)(1) ..................................       0.01                  0.01                0.01
Net realized and unrealized gain/(loss) on investments(2) ........       0.94                 (1.39)               1.00
                                                                     --------               -------             -------
Net increase/(decrease) in net assets resulting from operations ..       0.95                 (1.38)               1.01
                                                                     --------               -------             -------
Dividends to shareholders from:
Net investment income ............................................      (0.01)                (0.01)                 --
Net realized capital gains .......................................         --                 (0.14)                 --
                                                                     --------               -------             -------
Net asset value, end of period ...................................   $  10.42               $  9.48             $ 11.01
                                                                     ========               =======             =======
Total investment return(3) .......................................      10.00%               (12.73%)             10.10%
                                                                     ========               =======             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........................   $126,075               $67,568             $ 3,750
Ratio of expenses to average net assets(1)(4) ....................       1.00%(5)              1.00%               1.00%(5)
Ratio of expenses to average net assets without waivers and
   expense reimbursements(1)(4) ..................................       1.28%(5)              1.57%              12.37%(5)
Ratio of net investment income to average net assets(1) ..........       0.12%(5)              0.13%               1.08%(5)
Portfolio turnover rate ..........................................     111.54%               167.86%              21.80%

                                                                                        MID CAP VALUE FUND
                                                                  ---------------------------------------------------------
                                                                       FOR THE             FOR THE           FOR THE PERIOD
                                                                   SIX MONTHS ENDED          YEAR            JUNE 2, 1997*
                                                                  FEBRUARY 28, 1999         ENDED              THROUGH
                                                                    (UNAUDITED)         AUGUST 31, 1998     AUGUST 31, 1997
                                                                  -----------------     ---------------     ---------------
                                                                      INVESTOR               INVESTOR            INVESTOR
                                                                       CLASS                  CLASS               CLASS
                                                                  ----------------      ---------------     ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period .............................    $  9.42               $ 11.01             $ 10.00
                                                                      -------               -------             -------
Net investment income/(loss)(1) ..................................      (0.01)                 0.01                0.01
Net realized and unrealized gain/(loss) on investments(2) ........       0.94                 (1.38)               1.00
                                                                      -------               -------             -------
Net increase/(decrease) in net assets resulting from operations ..       0.93                 (1.37)               1.01
                                                                      -------               -------             -------
Dividends to shareholders from:
Net investment income ............................................         --                 (0.01)                 --
Net realized capital gains .......................................         --                 (0.21)                 --
                                                                      -------               -------             -------
Net asset value, end of period ...................................    $ 10.35               $  9.42             $ 11.01
                                                                      =======               =======             =======
Total investment return(3) .......................................       9.87%               (12.77%)             10.10%
                                                                      =======               =======             =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ........................    $ 2,050               $ 1,828              $  598
Ratio of expenses to average net assets(1)(4) ....................       1.25%(5)              1.15%               1.10%(5)
Ratio of expenses to average net assets without waivers and
   expense reimbursements(1)(4) ..................................       1.53%(5)              1.82%              12.62%(5)
Ratio of net investment income to average net assets(1) ..........      (0.13%)(5)            (0.02%)              0.61%(5)
Portfolio turnover rate ..........................................     111.54%               167.86%              21.80%

-------------
 *  Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) Reflects waivers and reimbursements.

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.

(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the periods ended February 28, 1999, August 31, 1998 and August 31, 1997 would have been 1.28%, 1.57% and 12.37%, respectively, for the Mid Cap Value Fund Institutional Class, and 1.53%, 1.66% and 12.62% for the Mid Cap Value Fund Investor Class.

(5) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                      34&35

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment return, ratios to average net assets and other supplemental data for the respective periods. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                             MICRO CAP VALUE FUND
                                                    -----------------------------------------------------------------------

                                                          FOR THE       FOR THE PERIOD       FOR THE         FOR THE PERIOD
                                                     SIX MONTHS ENDED   JULY 1, 1998*     SIX MONTHS ENDED    JULY 1, 1998*
                                                    FEBRUARY 28, 1999     THROUGH        FEBRUARY 28, 1999       THROUGH
                                                        (UNAUDITED)    AUGUST 31, 1998       (UNAUDITED)    AUGUST 31, 1998
                                                    -----------------  ---------------   -----------------  ---------------
                                                      INSTITUTIONAL     INSTITUTIONAL        INVESTOR           INVESTOR
                                                          CLASS             CLASS              CLASS              CLASS
                                                    -----------------  ---------------   -----------------  ---------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............     $ 7.62           $ 10.00              $ 7.63           $ 10.00
                                                         ------           -------              --------         -------
Net investment income/(loss)(1) ....................       0.00             (0.01)              (0.01)            (0.01)
Net realized and unrealized gain/(loss)
  on investments(2) ................................       0.02             (2.37)               0.02             (2.36)
                                                         ------           -------              --------         -------
Net increase/(decrease) in net assets
  resulting from operations ........................       0.02             (2.38)               0.01             (2.37)
                                                         ------           -------              --------         -------
Dividends to shareholders from:
Net investment income ..............................         --                --                  --                --
Net realized capital gains .........................         --                --                  --                --
                                                         ------           -------              --------         -------
Net asset value, end of period .....................     $ 7.64            $ 7.62              $ 7.64           $  7.63
                                                         ======           =======              ======           =======
Total investment return(3) .........................       0.26%           (23.80%)              0.13%           (23.70%)
                                                         ======           =======              ======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........     $1,153           $ 1,120              $  237           $   129
Ratio of expenses to average
  net assets(1)(4) .................................       1.55%(5)          1.55%(5)            1.80%(5)          1.80%(5)
Ratio of expenses to average net assets without
  waivers and expense reimbursements(1)(4) .........      20.14%(5)         17.63%(5)           20.39%(5)         18.61%(5)
Ratio of net investment income to
  average net assets(1) ............................      (0.11%)(5)        (0.34%)(5)          (0.45%)(5)        (0.66%)(5)
Portfolio turnover rate ............................      40.91%            11.97%              40.91%            11.97%

                                                             MARKET NEUTRAL FUND
                                                    -----------------------------------
                                                      FOR THE PERIOD    FOR THE PERIOD
                                                    NOVEMBER 17, 1998 NOVEMBER 17, 1998
                                                          THROUGH          THROUGH
                                                    FEBRUARY 28, 1999 FEBRUARY 28, 1999
                                                        (UNAUDITED)      (UNAUDITED)
                                                    ----------------- -----------------
                                                      INSTITUTIONAL       INVESTOR
                                                          CLASS             CLASS
                                                    ----------------- -----------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............     $10.00           $ 10.00
                                                         ------           -------
Net investment income/(loss)(1) ....................      (0.02)               --
Net realized and unrealized gain/(loss)
  on investments(2) ................................      (0.90)            (0.91)
                                                         ------           -------
Net increase/(decrease) in net assets
  resulting from operations ........................      (0.92)            (0.91)
                                                         ------           -------
Dividends to shareholders from:
Net investment income ..............................         --                --
Net realized capital gains .........................         --                --
                                                         ------           -------
Net asset value, end of period .....................     $ 9.08           $  9.09
                                                         ======           =======
Total investment return(3) .........................      (9.20%)           (9.10%)
                                                         ======           =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........     $  903           $   222
Ratio of expenses to average
  net assets(1)(4) .................................       2.50%(5)          2.75%(5)
Ratio of expenses to average net assets without
  waivers and expense reimbursements(1)(4) .........      32.71%(5)         32.96%(5)
Ratio of net investment income to
  average net assets(1) ............................     (0.70)%(5)        (0.92)%(5)
Portfolio turnover rate ............................      46.02%            46.02%

                                                                                    BOND FUND
                                                    -------------------------------------------------------------------------

                                                         FOR THE        FOR THE PERIOD         FOR THE       FOR THE PERIOD
                                                    SIX MONTHS ENDED  DECEMBER 30, 1997*  SIX MONTHS ENDED DECEMBER 30, 1997*
                                                    FEBRUARY 28, 1999      THROUGH       FEBRUARY 28, 1999     THROUGH
                                                       (UNAUDITED)     AUGUST 31, 1998      (UNAUDITED)    AUGUST 31, 1998
                                                    ----------------- ------------------ ----------------- ------------------
                                                      INSTITUTIONAL     INSTITUTIONAL         INVESTOR         INVESTOR
                                                          CLASS             CLASS               CLASS            CLASS
                                                    ----------------- ------------------ ----------------- ------------------
PER SHARE OPERATING PERFORMANCE**
Net asset value, beginning of period ...............    $ 10.08           $ 10.00             $ 10.10          $ 10.00
                                                        -------           -------             -------          -------
Net investment income/(loss)(1) ....................       0.30              0.78                0.34             0.62
Net realized and unrealized gain/(loss)
  on investments(2) ................................      (0.13)            (0.31)              (0.18)           (0.16)
                                                        -------           -------             -------          -------
Net increase/(decrease) in net assets
  resulting from operations ........................       0.17              0.47                0.16             0.46
                                                        -------           -------             -------          -------
Dividends to shareholders from:
Net investment income ..............................      (0.30)            (0.39)              (0.25)           (0.36)
Net realized capital gains .........................      (0.11)               --               (0.11)              --
                                                        -------           -------             -------          -------
Net asset value, end of period .....................    $  9.84           $ 10.08             $  9.90          $ 10.10
                                                        =======           =======             =======          =======
Total investment return(3) .........................       1.67%             4.79%               1.54%            4.63%
                                                        =======           =======             =======          =======
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted) ..........    $13,037           $15,509             $   201          $   198
Ratio of expenses to average
  net assets(1)(4) .................................       0.60%(5)          0.60%(5)            0.85%(5)         0.85%(5)
Ratio of expenses to average net assets without
  waivers and expense reimbursements(1)(4) .........       2.35%(5)          2.82%(5)            2.60%(5)         2.72%(5)
Ratio of net investment income to
  average net assets(1) ............................       6.10%(5)          6.06%(5)            6.03%(5)         5.83%(5)
Portfolio turnover rate ............................      38.05%            45.27%              38.05%           45.27%

-------------
*   Commencement of operations.

** Calculated based on shares outstanding on the first and last day of the respective periods, except for dividends and distributions, if any, which are based on actual shares outstanding on the dates of distributions.

(1) Reflects waivers and reimbursements.

(2) The amount shown for a share outstanding throughout the period is not in accord with the change in the aggregate gains and losses in investments during the period because the timing of sales and repurchases of Fund shares in relation to fluctuating net asset value during the period.

(3) Total return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and will include reinvestments of dividends and distributions, if any. Total return is not annualized.

(4) Without the waiver of advisory, administration and transfer agent fees and without the reimbursement of certain operating expenses, the ratio of expenses to average net assets annualized for the periods ended February 28, 1999 and August 31, 1998 would have been 20.14% and 17.63%, respectively, for the Micro Cap Value Fund Institutional Class and 20.39% and 18.61% for the Micro Cap Value Fund Investor Class. The ratio of expenses to average net assets annualized for the period ended February 28, 1999 would have been 32.71% and 32.98%, (excluding dividend expense) and 33.23% and 33.50% (including dividend expense), for the Market Neutral Fund Institutional Class and Investor Class, respectively. The ratio of expenses to average net assets annualized for the periods ended February 28, 1999 and August 28, 1998 would have been 2.35% and 2.82% for the Bond Fund Institutional Class and 2.60% and 2.72% for the Bond Fund Investor Class.

(5) Annualized.

    The accompanying notes are an integral part of the financial statements.

                                      36&37

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                   (UNAUDITED)

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The RBB Fund, Inc. ("RBB") was incorporated under the laws of the State of Maryland on February 29, 1988 and is registered under the Investment Company Act of 1940, as amended, (the "Investment Company Act") as an open-end management investment company. RBB is a "series fund", which is a mutual fund divided into separate portfolios. The portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one portfolio is not deemed to be a shareholder of any other portfolio. Currently RBB has sixteen investment portfolios, including Boston Partners Large Cap Value Fund ("Large Cap Fund"), Boston Partners Mid Cap Value Fund ("Mid Cap Fund"), Boston Partners Micro Cap Value Fund ("Micro Cap Fund"), Boston Partners Market Neutral Fund ("Market Neutral Fund") and Boston Partners Bond Fund ("Bond Fund") (each a "Fund", collectively the "Funds"). As of the date hereof, the Large Cap Fund offers three classes of shares, Institutional Class, Investor Class and Advisor Class. The Mid Cap Fund, the Micro Cap Fund, the Market Neutral Fund and the Bond Fund each offer two classes of shares, Institutional Class and Investor Class.

     RBB has authorized capital of thirty billion shares of common stock of which 19.83 billion are currently classified into ninety-seven classes. Each class represents an interest in one of sixteen investment portfolios of RBB. The classes have been grouped into fifteen separate "families," nine of which have begun investment operations, The Boston Partners Family of Funds includes the Large Cap Fund, which commenced investment operations on January 2, 1997, the Mid Cap Fund, which commenced operations on June 2, 1997, the Micro Cap Fund, which commenced investment operations on July 1, 1998, the Market Neutral Fund, which commenced investment operations on November 17, 1998 and the Bond Fund, which commenced investment operations on December 30, 1997.

     PORTFOLIO VALUATION -- The net asset value of each Fund is determined as of 4:00 p.m. eastern time on each business day. Each Fund's securities are valued at the last reported sales price on the national securities exchange or national securities market on which such shares are primarily traded. If no sales are reported, as in the case of some securities traded over-the-counter, portfolio securities are valued at the mean between the last reported bid and asked prices. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of RBB's Board of Directors. With the approval of the RBB's Board of Directors, each Fund may use a pricing service, bank or broker-dealer experienced in such matters to value its securities. The preparation of financial statements requires the use of estimates by management. Short-term obligations with maturities of 60 days or less are valued at amortized cost which approximates market value. Expenses and fees, including investment advisory and administration fees are accrued daily and taken into account for the purpose of determining the net asset value of the Funds.

     REPURCHASE AGREEMENTS -- The Funds have agreed to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed-upon time and price ("repurchase agreements"). The financial institutions with whom the Funds enter into repurchase agreements are banks and broker/dealers which Boston Partners Asset Management, L.P. (the Funds' investment adviser or "Boston Partners") considers creditworthy pursuant to criteria approved by RBB's Board of Directors. The seller under a repurchase agreement will be required to maintain the value of the securities as collateral, subject to the agreement at not less than the repurchase price plus accrued interest. Boston Partners marks to market daily the value of the collateral, and, if necessary, requires the seller to maintain additional securities, to ensure that the value is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Funds to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

     INVESTMENT TRANSACTIONS AND INVESTMENT INCOME -- Transactions are accounted for on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes in determining realized gains and losses on investments. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The Funds' net investment income (other than class specific distribution fees) and unrealized and realized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes).

     DIVIDENDS AND DISTRIBUTIONS -- Dividends from net investment income, if any, will be declared and paid at least annually to shareholders. Dividends from net investment income of the Bond Fund are declared and paid monthly. Distributions from net realized capital gains, if any, will be distributed at least annually. Income and capital gain distributions are determined in accordance with U.S. federal income tax regulations which may differ from generally accepted accounting principles.

     U.S. FEDERAL TAX STATUS -- No provision is made for U.S. federal income taxes as it is the Funds' intention to qualify for and elect the tax treatment applicable to regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended, and make the requisite distributions to its shareholders which will be sufficient to relieve it from U.S. federal income and substantially all excise taxes.

     SHORT SALES -- When the Adviser anticipates that a security is overvalued, it may sell the security short by borrowing the same security from a broker or other institution and selling the security. A Fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces such security. A Fund will realize a gain if there is a decline in price of the security between those dates, which decline exceeds the costs of the borrowing the security and other transaction costs. There can be no assurance that a Fund will be able to close out a short position at any particular time or at an acceptable price. Although a Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold. Until a Fund replaces a borrowed security, it will maintain at all times cash, U.S. Government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker as collateral will at least equal the current market value of the security sold short. Depending on arrangements made with brokers, a Fund may not receive any payments (including interest) on collateral deposited with them. The Funds will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 100% of the value of a Fund's net assets.

2.   TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

     Boston Partners Asset Management, L.P. serves as the Funds' investment adviser. For its advisory services, Boston Partners is entitled to receive 0.75% of the Large Cap Fund's average daily net assets, 0.80% of the Mid Cap Fund's average daily net assets, 1.25% of the Micro Cap Fund's average daily net assets, 1.50% of the Market Neutral Fund's average daily net assets and 0.40% of the Bond Fund's average daily net assets, each computed daily and payable quarterly.

     The adviser has voluntarily agreed to limit the Large Cap Fund and the Mid Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 1.00% of the Large Cap Fund and the Mid Cap Funds' average daily net assets. The adviser has voluntarily agreed to limit the Micro Cap Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 1.55% of the Micro Cap Fund's average daily net assets. The advisor has voluntarily agreed to limit the Market Neutral Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceed 2.50% of the Market Neutral

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

Fund's average daily net assets. The adviser has voluntarily agreed to limit the Bond Fund's total operating expenses for the current and the following fiscal year to the extent that such expenses exceeded 0.60% of the Bond Fund's average daily net assets. As necessary, this limitation is effected in waivers of advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended February 28, 1999, (unless otherwise indicated) investment advisory fees, waivers and reimbursements of expenses were as follows:

                          GROSS                        NET         EXPENSE FUND
FUND                  ADVISORY FEES    WAIVERS    ADVISORY FEES    REIMBURSEMENT
----                  -------------   --------    -------------    -------------
Large Cap Fund          $302,627      $(43,484)      $259,143              --
Mid Cap Fund             408,539       (55,108)       353,431              --
Micro Cap Fund             8,399        (8,399)            --        $(66,178)
Market Neutral Fund*       4,040        (4,040)            --         (48,987)
Bond Fund                 29,360       (29,360)            --         (44,691)
--------------
 *Commenced investment operations on November 17, 1998.

     The Funds will not pay Boston Partners at a later time for any amounts they may waive or any amounts which Boston Partners has assumed.

     PFPC Inc. ("PFPC"), an indirect wholly-owned subsidiary of PNC Bank, National Association, serves as administrator for the Funds. For providing administrative services PFPC is entitled to receive a monthly fee equal to an annual rate of 0.125% of the Funds' average daily net assets.

     For the six months ended February 28, 1999, (unless otherwise indicated) PFPC, at their discretion, voluntarily agreed to waive a portion of their administration fees for the Funds. For the six months ended February 28, 1999, (unless otherwise indicated) PFPC's administration fees and related waivers were as follows:

                          PFPC GROSS                            NET PFPC
FUND                  ADMINISTRATION FEES      WAIVERS     ADMINISTRATION FEES
----                  -------------------     --------     -------------------
Large Cap Fund              $50,480                 --           $50,480
Mid Cap Fund                 63,834                 --            63,834
Micro Cap Fund               37,500           $(18,750)           18,750
Market Neutral Fund*         25,000            (11,800)           13,200
Bond Fund                    37,500            (18,750)           18,750
--------------
 *Commenced investment operations on November 17, 1998.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

     In addition, PFPC serves as the Funds' transfer and disbursing agent. PFPC, at their discretion, voluntarily agreed to waive a portion of their transfer agency fees for the Funds. For the six months ended February 28, 1999, (unless otherwise indicated) transfer agency fees and waivers were as follows:

                       GROSS TRANSFER                        NET TRANSFER
FUND                     AGENCY FEES          WAIVERS         AGENCY FEES
----                   --------------        --------        ------------
Large Cap Fund             $41,471           $(27,200)          $14,271
Mid Cap Fund                38,534            (27,200)           11,334
Micro Cap Fund              37,142            (27,000)           10,142
Market Neutral Fund*        23,828            (11,800)           12,028
Bond Fund                   36,583            (27,000)            9,583
----------------
 *Commenced investment operations on November 17, 1998.

     Provident Distributors, Inc. ("PDI"), provides certain administrative services to the Funds. As compensation for such administrative services, PDI is entitled to receive a monthly fee equal to an annual rate of 0.15% of the Funds' average daily net assets. Additionally, PDI receives a fee at an annual rate of
 .25% of the average daily net assets of each Funds' Investor Class Shares pursuant to a distribution plan adopted by each Fund pursuant to Rule 12b-1 under the 1940 Act.

     For the six months ended February 28, 1999 (unless otherwise indicated), PDI has, at its discretion, voluntarily agreed to waive a portion of its administrative services fees for the Funds. For the six months ended February 28, 1999 (unless otherwise indicated), administrative services fees and waivers were as follows:

                       GROSS ADMINISTRATIVE                 NET ADMINISTRATIVE
FUND                       SERVICES FEES         WAIVERS        SERVICES FEES
----                   --------------------     --------    ------------------
Large Cap Fund                $55,222           $(44,178)         $11,044
Mid Cap Fund                   75,119            (60,095)          15,024
Micro Cap Fund                    863               (691)             172
Market Neutral Fund*              396               (317)              79
Bond Fund                      10,860             (8,688)           2,172
--------------
 *Commenced investment operations on November 17, 1998.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                   (UNAUDITED)

3. INVESTMENT IN SECURITIES

     For U.S. federal income tax purposes, the costs of securities owned at February 28, 1999 were $80,195,770, $132,636,170, $1,474,499, $312,297 and
$13,405,789, respectively, for the Large Cap Fund, the Mid Cap Fund, the Micro Cap Fund, the Market Neutral Fund and the Bond Fund. Accordingly, the net unrealized appreciation/(depreciation) of investments are as follows:

                                                            NET APPRECIATION/
FUND                   APPRECIATION       DEPRECIATION       (DEPRECIATION)
----                   ------------       ------------      -----------------
Large Cap Fund          $4,975,473        $(4,839,958)       $   135,515
Mid Cap Fund             4,261,033         (9,139,705)        (4,878,672)
Micro Cap Fund              64,221           (215,818)          (151,597)
Market Neutral Fund         92,537            (73,972)            18,565
Bond Fund                   75,889           (350,136)          (274,247)

     For the six months ended February 28, 1999 (unless otherwise indicated), aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

                              INVESTMENT SECURITIES          SHORT SECURITIES
                         -------------------------------     ----------------
FUND                      PURCHASES            SALES               SALES
----                     -----------      --------------     ----------------
Large Cap Fund           $73,530,713        $60,729,869
Mid Cap Fund             156,944,362        111,353,319
Micro Cap Fund               611,352            540,402
Market Neutral Fund        1,450,584            426,463         $1,437,805
Bond Fund                  6,447,165          2,992,428

4.   CAPITAL SHARE TRANSACTIONS

     As of February 28, 1999 the Funds each have 50,000,000 shares of $0.001 par value common stock authorized.

     Transactions in capital shares for the respective periods were as follows:

                                                          LARGE CAP VALUE FUND
                   ----------------------------------------------------------------------------------------------------------------
                      FOR THE SIX MONTHS                                         FOR THE SIX MONTHS
                             ENDED                    FOR THE                           ENDED                  FOR THE
                       FEBRUARY 28, 1999            YEAR ENDED                    FEBRUARY 28, 1999          YEAR ENDED
                          (UNAUDITED)             AUGUST 31, 1998                    (UNAUDITED)           AUGUST 31, 1998
                   -----------------------   -----------------------            ---------------------    ---------------------
                     INSTITUTIONAL CLASS       INSTITUTIONAL CLASS                INVESTOR CLASS          INVESTOR CLASS
                   -----------------------   -----------------------            ---------------------    ---------------------
                     SHARES       VALUE       SHARES       VALUE                 SHARES       VALUE       SHARES        VALUE
                   ---------   -----------   ---------   -----------            -------   -----------    -------   -----------
Sales ............ 2,256,331   $24,236,998   3,041,088   $40,050,134            140,474   $ 1,641,818    619,068   $ 8,408,773
Repurchases ......  (785,519)   (9,186,662)   (366,654)   (4,685,359)          (152,935)   (1,889,348)  (101,913)   (1,312,572)
Reinvestments ....    82,453     1,000,152     145,610     1,766,251              6,901        84,672      2,908        35,680
                   ---------   -----------   ---------   -----------            -------   -----------     ------   -----------
Net Increase ..... 1,553,265   $16,050,488   2,820,044   $37,131,026             (5,560)  $  (162,858)   520,063   $ 7,131,881
                   =========   ===========   =========   ===========            =======   ===========    =======   ===========


                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)

                                                                  MID CAP VALUE FUND
                     --------------------------------------------------------------------------------------------------------------
                        FOR THE SIX MONTHS                                       FOR THE SIX MONTHS
                              ENDED                         FOR THE                     ENDED                       FOR THE
                        FEBRUARY 28, 1999                  YEAR ENDED             FEBRUARY 28, 1999                YEAR ENDED
                           (UNAUDITED)                   AUGUST 31, 1998             (UNAUDITED)                AUGUST 31, 1998
                     ---------------------------   --------------------------  ------------------------     -----------------------
                        INSTITUTIONAL CLASS            INSTITUTIONAL CLASS         INVESTOR CLASS               INVESTOR CLASS
                     ---------------------------   --------------------------  ------------------------     -----------------------
                      SHARES            VALUE        SHARES          VALUE       SHARES         VALUE         SHARES        VALUE
                     ----------      -----------   ----------     -----------  ----------    ------------    ----------  ----------
Sales ............    6,326,144      $66,359,324    7,123,576     $85,121,556     33,270       $ 335,617       189,066   $2,285,116
Repurchases ......   (1,363,701)     (14,330,474)    (347,553)     (4,063,621)   (29,304)       (305,119)      (51,049)    (607,185)
Reinvestments ....        6,849           73,490        9,224         102,668          4              39         1,797       19,870
                     ----------      -----------    ---------     -----------    -------       ---------       -------   ----------
Net Increase .....    4,969,292      $52,102,340    6,785,247     $81,160,603      3,970       $  30,537       139,814   $1,697,801
                     ==========      ===========    =========     ===========    =======       =========       =======   ==========


                                                          MICRO CAP VALUE FUND
                      -------------------------------------------------------------------------------------------------------------
                        FOR THE SIX MONTHS                                       FOR THE SIX MONTHS
                              ENDED                     FOR THE PERIOD                 ENDED                    FOR THE PERIOD
                        FEBRUARY 28, 1999               JULY 1, 1998*             FEBRUARY 28, 1999              JULY 1, 1998*
                           (UNAUDITED)             THROUGH AUGUST 31, 1998           (UNAUDITED)            THROUGH AUGUST 31, 1998
                      --------------------------   --------------------------  ------------------------     -----------------------
                         INSTITUTIONAL CLASS           INSTITUTIONAL CLASS         INVESTOR CLASS               INVESTOR CLASS
                      --------------------------   --------------------------  ------------------------     ------------------------
                      SHARES            VALUE        SHARES          VALUE       SHARES         VALUE         SHARES        VALUE
                      ---------      -----------   ----------     -----------  ----------    ------------    ----------  ----------
Sales ............     4,088           $32,100       146,905       $1,468,400    15,945         $120,000       16,857      $167,453
Repurchases ......       (21)             (152)          (56)            (500)   (1,818)         (13,975)          --            --
                       -----           -------       -------       ----------    ------         --------       ------      --------
Net Increase .....     4,067           $31,948       146,549       $1,467,900    14,127         $106,025       16,857      $167,453
                       =====           =======       =======       ==========    ======         ========       ======      ========
---------------
*Commencement of operations.



                                MARKET NEUTRAL FUND
                   ------------------------------------------------
                      FOR THE PERIOD            FOR THE PERIOD
                    NOVEMBER 17, 1998*        NOVEMBER 17, 1998*
                         THROUGH                   THROUGH
                    FEBRUARY 28, 1999         FEBRUARY 28, 1999
                       (UNAUDITED)               (UNAUDITED)
                   -------------------      -----------------------
                   INSTITUTIONAL CLASS         INVESTOR CLASS
                   -------------------      -----------------------
                     SHARES     VALUE         SHARES       VALUE
                    --------  --------      ----------  -----------
Sales ............   99,500   $995,000        24,429      $223,000
Repurchases ......       --         --            --            --
                     ------   --------        ------      --------
Net Increase .....   99,500   $995,000        24,429      $223,000
                     ======   ========        ======      ========
----------------
*Commencement of operations.

                     BOSTON PARTNERS FAMILY OF MUTUAL FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

                                                                 BOND FUND
                       ------------------------------------------------------------------------------------------------
                       FOR THE SIX MONTHS                                 FOR THE SIX MONTHS
                             ENDED                 FOR THE PERIOD                ENDED               FOR THE PERIOD
                       FEBRUARY 28, 1999          DECEMBER 30, 1997*        FEBRUARY 28, 1999      DECEMBER 30, 1997*
                          (UNAUDITED)           THROUGH AUGUST 31, 1998        (UNAUDITED)      THROUGH AUGUST 31, 1998
                      ----------------------    -----------------------   -------------------   -----------------------
                       INSTITUTIONAL CLASS        INSTITUTIONAL CLASS        INVESTOR CLASS           INVESTOR CLASS
                      ----------------------    -----------------------   -------------------   -----------------------
                       SHARES        VALUE       SHARES         VALUE       SHARES     VALUE      SHARES        VALUE
                      ---------- -----------    ---------    -----------  --------  ---------   --------      --------
Sales ..............   155,536   $ 1,561,747    1,981,162    $19,941,980        --         --     18,299      $195,000
Repurchases ........  (427,427)   (4,295,310)    (492,757)    (5,000,000)       --         --         (5)          (47)
Reinvestments ......    58,466       586,467       50,245        506,561       669     $6,743      1,319         4,108
                      --------   -----------    ---------    -----------       ---     ------     ------      --------
Net Increase .......  (213,425)  $(2,147,096)   1,583,650    $15,448,541       669     $6,743     19,613      $199,061
                      ========   ===========    =========    ===========       ===     ======     ======      ========
----------------
*Commencement of operations.

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


INVESTMENT ADVISOR
Boston Partners Asset Management, L.P.
28 State Street
Boston, MA 02109

ADMINISTRATOR
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

DISTRIBUTOR
Provident Distributors, Inc.
Four Falls Corporate Center, 6th Floor
West Conshohocken, PA 19428-2961

CUSTODIAN
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809

TRANSFER AGENT
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
2400 Eleven Penn Center
Philadelphia, PA 19103

COUNSEL
Drinker Biddle & Reath LLP
1345 Chestnut Street
Philadelphia, PA 19107



The finanical information included herein is taken from the records of each Fund without examination by independent accountants who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Fund. It is not authorized for the distribution to prospective investors in the Funds unless it is preceded or accompanied by a current prospectus which includes details regarding the Fund's objectives, policies and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in the Funds will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.